American Independence Funds Trust
Annual Report
October 31, 2002




Money Market Fund
UltraShort Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund





--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
..  Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
..  Are not insured by the FDIC, and
..  Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------


This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

American Independence Family of Mutual Funds - October 31, 2002

To Our Shareholders:

     We are pleased to present this annual report for the 12 months ended October 31, 2002, a tumultuous period that saw stocks and bonds buffeted by powerful social, political and economic forces, and a time that, ultimately, supported the value of diversifying among discrete asset classes.

     During the last year, much of what happened on the world's geopolitical stage, and in the U.S. and foreign economies, was reflected in the financial markets. As our reporting period began in November 2001, the world was struggling to recover from the terrorist attacks of September 11 and the upheaval they precipitated. The equity markets, both here and abroad, which had hit a low on September 21, embarked on a robust rally that carried into December. Stocks then entered a four-month period during which they moved up and down, but in the end, gained or lost little ground; in the middle of April, the S&P 500 Index was little changed from its mid-December level.

     However, the market then began a steady downward spiral that, by late July of this year, took stock prices to lows last touched in early 1997. A brief recovery fueled investors' hopes for a late-summer rally, but renewed concerns over corporate earnings, alleged misconduct by corporate managements and a possible war with Iraq dragged the major averages down to fresh lows in early October. Only a final upward spurt during the last two weeks of our reporting period tempered the damage. For the full 12 months, the S&P 500 lost 15.1%./1/

     While our two equity funds also posted negative returns for the period, we were gratified that our portfolio managers' stock-picking skills enabled both the American Independence Funds Trust Stock Fund and the American Independence Funds Trust International Multi-Manager Stock Fund to outperform their respective benchmarks./2/

     Not surprisingly, the performance of most fixed-income sectors ran contrary to the equity market. When conditions were favorable for stocks, investors ignored bonds, and bond prices fell. When stocks became too volatile, investors fled for the relative safety and stability of fixed-income instruments, especially Treasury securities, and bond prices soared. For our reporting period as a whole, bonds posted positive returns, though corporate malfeasance issues not only had a negative impact on stocks, but also on the corporate debt sector. Money-market funds also struggled, as falling short-term rates compromised money-market yields.

     One final note about the fixed-income market. In March, we changed the name of the American Independence Funds Trust Short-Term Bond Fund to the American Independence Funds Trust UltraShort Bond Fund. We also took steps to reduce the Fund's average maturity. We believe that these actions are in the best interests of our shareholders. With an ultra-short portfolio, investors should be taking just slightly more risk than they would face with a money-market fund, but with a potentially greater return. When interest rates begin to rise again, as we believe they will in light of an economic recovery, this Fund will be positioned to perform well.

     As 2002 comes to a close, it appears clear to us that the stock market is going to finish lower for the third consecutive calendar year. However, looking out over the next six to 12 months, we see much more upside potential than downside risk and we believe stocks will gain ground in 2003. Our cautious optimism is based on three forecasts:

     . The economy will continue to improve, though at a moderate pace. . Corporate earnings will start growing.
     . Interest rates will remain at their present level.

     This last point bears further comment. Since January 2001, the Federal Reserve has been engaged in a concerted effort to make money "cheap" and spur an economic recovery. Over the last 22 months, the Fed has lowered the Fed Funds rate, the rate banks charge one another for overnight loans, a total of 12 times
- including two rate cuts during our last fiscal year and a final cut just after the end of our reporting period. With the benchmark rate down to 1.25%, its lowest level in 40 years, the credit climate is conducive to an economic recovery.

     At the same time, with the next big move in interest rates more likely to be up than down, the intermediate-term outlook for bonds is less positive than it is for stocks.

     As always, we remain committed to uncovering the most attractive investment opportunities for you, our shareholders. We thank you for your continued trust and support.

Sincerely,
/s/ Thomas S. Gangel                        /s/ George Stevens
Thomas S. Gangel, CFA                       George Stevens
President                                   President
INTRUST Financial Services                  American Independence Funds Trust

/1/As of October 31, 2002. This result is not indicative of the securities held, or the performance of, any specific American Independence Funds Trust fund. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. An investor cannot invest directly in an index.
/2/Fund performances as quoted or referred to are based on NAV total returns for the 12-month period ended October 31, 2002. With their maximum sales charges, the Funds' returns for the period were lower, as illustrated in the individual fund reports that follow. Past performance is no indication of future performance.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., sub-advisor to the Fund.

     Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/

     Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.

     Interest rates, which were historically low at the beginning of the period, continued to drop. The Federal Reserve cut the benchmark Fed Funds rate twice during our fiscal year, once in November 2001 and then again the following month. These cuts took short-term rates to 40-year lows and challenged the capacity of all money-market funds to produce satisfactory yields. In response, early in the period we bought longer-term debt paper as long as we could, to lock in higher yields. Later, we changed our strategy and allowed the Fund's average maturity to shorten; we focused on buying floating-rate instruments, rather than fixed-rate debt.

     Performance. As of October 31, 2002, the Fund's 7-Day SEC yield was 1.24%./2/ The average maturity of the Fund's holdings was 60 days (versus 71 days on October 31, 2001)/3/.

     In November 2002, at the beginning of our new reporting period, the Fed cut interest rates another 50 basis points (0.50%), taking the Fed Funds rate to 1.25%. We believe this is as low as the Fed will go. Rates could sit at this level for the next six to nine months and then begin to edge higher once the Fed sees additional signs of economic recovery.

     Because we expect the Fed's next definitive move to be a tightening, or raising, of interest rates, we will keep the portfolio's average maturity relatively short and focus on variable-rate product.

/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower.
/3/ The composition of the Fund's holdings is subject to change.

American Independence Funds Trust UltraShort Bond Fund*

The American Independence Funds Trust UltraShort Bond Fund is managed by Galliard Capital Management, Inc., sub-advisor to the Fund.

     Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.

     Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     At the beginning of our reporting period, following three successive quarters of negative Gross Domestic Product (GDP) growth, the Federal Reserve lowered the Fed Funds rate twice - taking the key benchmark down to 1.25%, the lowest level in 40 years. It was an unstable time, with geopolitical risks and a continuing correction in the equity market. The Fed's easing bias, and the new liquidity pumped into the economy, resulted in significant improvement in GDP data.

     Despite a rebound in the economy, some observers still fear a slide back into a "double-dip" recession. It's our belief, however, that the economy is back on track toward a sustained, if unspectacular, recovery.

     This economic activity served as a backdrop for a satisfactory year for our Fund (though we did have a small exposure to securities issued by an organization related to Enron, which went bankrupt in December 2001). We operate on the short end of the yield curve, where rates rallied significantly, boosting the value of the securities we owned.

     On a sector basis, corporate securities, while producing positive returns, did not fare as well as Treasury paper. Accounting fraud and other irregularities damaged investor confidence in the corporate sector while government debt was valued for its relative safety and stability.

     As of October 31, 2002, the portfolio was invested in the following sectors:

     U.S. Treasury and agency debentures (46.06% of the Fund's assets), collateralized mortgage obligations (19.76%), corporates (16.47%), asset-backed securities (10.32%) and taxable municipals (5.64%), with (1.25%) cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 1.57 years./1/

     Performance. For the 12 months ended October 31, 2002, the Fund produced a total return of 2.02%./2/ In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the portfolio's "benchmark") had a total return of 4.91%, while the Lipper Short Investment Grade Bond Index had a total return of 2.66%./3/

     With corporate spreads historically wide, relative to Treasuries, we've increased our weighting in the corporate sector, though very selectively. When the economy does improve, and we believe it will, the corporate paper we've bought will produce some price appreciation, in addition to their generous yields.

     It will be interesting to see whether consumer spending and housing construction, which have teamed to keep the economy on track, can hold up in the months ahead. But a bigger question is, when (and if) corporations and other large capital concerns will start to invest in their businesses. If the economic recovery is to continue, we're going to need to see an increase in inventories, rising production data and vigorous levels of capital expenditures.



*The Fund was formerly known as the American Independence Funds Trust Short-Term Bond Fund
/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended October 31, 2002. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was -1.85%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust UltraShort Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The Lipper Short Investment Grade Bond Average is based on the performance of short-term, actively managed bond funds. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                              ULTRASHORT BOND FUND

                                                     1/97      10/97         10/98       10/99       10/00       10/01     10/02
                                                    --------------------------------------------------------------------------------
Ultra Short Bond Fund(R)                              9,625      10,122        10,827      11,081      11,800      12,984    13,246
                                                    --------------------------------------------------------------------------------
Lehman Brothers 1-3 Year Government Bond Index(1)    10,000      10,517        11,322      11,658      12,373      13,755    14,452
                                                    --------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/02 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/02/2/
Inception Date               1/21/97
Since Inception                 5.68%
Since Inception*                4.98%
1 Year                          2.02%
1 Year*                        -1.85%

/1/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2002. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
*Reflects maximum 3.75% sales charge.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., sub-advisor to the Fund.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

     Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     At the beginning of our reporting period, following three successive quarters of negative Gross Domestic Product (GDP) growth, the Federal Reserve lowered the Fed Funds rate twice - taking the key benchmark down to 1.25%, the lowest level in 40 years. It was an unstable time, with geopolitical risks and a continuing correction in the equity market. The Fed's easing bias, and the new liquidity pumped into the economy, resulted in significant improvement in GDP data.

     Despite a rebound in the economy, some observers still fear a slide back into a "double-dip" recession. It's our belief, however, that the economy is back on track toward a sustained, if unspectacular, recovery.

     This economic activity served as a backdrop for a very satisfactory year for our Fund. Our corporate holdings outperformed the overall bond market early in the period. Later, we lowered our corporate exposure and increased our Treasury and agency holdings. When news of accounting fraud and other irregularities damaged investor confidence in the corporate sector, our new government debt holdings - viewed as safer and more stable - produced handsome returns for shareholders.

     As of October 31, 2002, the portfolio was invested in the following sectors:

     Corporate debt (31.15% of the Fund's assets), collateralized mortgage obligations (6.31%), U.S. Treasury and agency debentures (48.96%), taxable municipals (6.90%) and asset-backed securities (2.95%) and (3.59%) with cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 4.56 years./1/

     Performance. For the 12 months ended October 31, 2002, the Fund produced a total return of 6.87%./2/ In comparison, the Lehman Brothers Intermediate Government/ Credit Bond Index (the portfolio's "benchmark") had a total return of 5.91% and the Lipper Short-Intermediate Investment Grade Bond Average had a total return of 2.66%./3/

     It's our belief that the role of a fixed-income fund such as ours is to control and manage risk. That's what we do on a daily basis. Therefore, we have positioned the portfolio in such a manner that, if rates rise, the Fund will perform as expected.

         With corporate spreads historically wide, relative to Treasuries, we've increased our weighting in the corporate sector, and we've remained extremely diversified, by issue and by sector. When the economy does improve, and we believe it will, the corporate paper we've bought will produce some price appreciation, in addition to their generous yields.

         It will be interesting to see whether consumer spending and housing construction, which have teamed to keep the economy on track, can hold up in the months ahead. But a bigger question is, when (and if) corporations and other large capital concerns will start to invest in their businesses. If the economic recovery is to continue, we're going to need to see an increase in inventories, rising production data and vigorous levels of capital expenditures.


/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended October 31, 2002. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was 2.87%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust International Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The Lipper Intermediate Investment Grade Bond Average is based on the performance of intermediate-term, actively managed bond funds, while the Lipper Short-Intermediate Investment Grade Bond Average is based on the performance of short-to-intermediate term, actively managed bond funds. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                             INTERMEDIATE BOND FUND

                                                                        1/97     10/97   10/98   10/99   10/00   10/01   10/02
                                                                        -------------------------------------------------------
Intermediate Bond Fund*                                                  9,625   10,280  11,116  11,130  11,771  13,342  14,258
                                                                        -------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index (1)           10,000   10,636  11,604  11,719  12,473  14,252  15,094
                                                                        -------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/02 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/02/2/
Inception Date                     1/21/97
Since Inception                       7.04%
Since Inception*                      6.33%
1 Year                                6.87%
1 Year*                               2.87%

/1/ The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

/2/ For the period(s) ended October 31, 2002. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

*Reflects maximum 3.75% sales charge.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is sub-advised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

         Objectives. Our primary goal is to outperform the stock market (as measured by the S&P 500 index) over a full market cycle - which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

         Strategy. Our style is to identify larger, well-known companies we believe to be undervalued and temporarily out of favor. We stay fully invested, with a defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. Emphasizing low price-to-book valuations, as well as high dividend yields, can provide a measure of protection in down markets. In addition, our equally strong emphasis on low price-to-earnings ratios provides the potential for P/E expansion and the generation of strong excess returns in rising markets.

         While we delivered very strong performance in the first six months of the period, we were caught in some of the stock market's downdraft in the latter half of the fiscal year. Nevertheless, our disciplined investment process enabled us to outperform the overall market (on a NAV basis; see performance data).

         We were helped by good stock selection in the industrial sector, an area in which we were overweighed, relative to the S&P 500 Index. One of our larger holdings, ITT (3.0% of the Fund's assets) was up 36% for the period, while Emerson Electric (2.1%) rose 1% in a very difficult environment. We also benefited from a significant underweighing in technology stocks; we had virtually no exposure to technology for much of the year. We found it difficult to believe the valuations attached to many technology names and we doubted the ability of most tech companies to produce acceptable earnings growth.

         Finally, above-average exposure to the energy sector - including such winners as Occidental Petroleum (3.7%) and Global Santa Fe (1.0%), which rose 16% and 9% for the period, respectively - enhanced the Fund's performance.

         In addition, the Fund's dividend yield at the end of the period was a relatively high 2.9%, compared to the S&P 500's yield of just 1.8%. In fact, the Fund's yield at the end of the period was higher than the yield available from five-year Treasury securities.

         As of October 31, 2002, approximately 96% of the portfolio was invested in stocks, with 4% in cash or cash equivalents./1/

         Performance. For the 12 months ended October 31, 2002, the Fund produced a total return of -13.32%./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of -15.1%./3/ Considering the overall market's sharp decline, especially in the fiscal year's second half, we were satisfied that the Fund did a relatively good job in preserving shareholder capital.

         Looking out over the next six to 12 months, our view remains that selected growth stocks - especially larger technology names - are overvalued by virtually any measure, and we expect this area to underperform. As for the broader market, while it appears richly valued, it could be argued than in a low-inflation environment, higher price-to-earnings ratios could be supported. Consequently, stocks could rebound.

         Going out further, our expectations are for annualized returns in the neighborhood of 9% for the rest of the decade. While we wouldn't want to predict which sectors will outperform over such a long period of time, we can say that we will continue to remain diversified and selective.


/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended October 31, 2002. With the maximum sales charge of 5.00%, the Fund's return(s) for the period was -17.66%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gain distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                   STOCK FUND

                    1/97     10/97    10/98    10/99    10/00    10/01    10/02
                    ------------------------------------------------------------
Stock Fund*          9,500   10,744   12,088   12,156   13,782   13,446   11,958
                    ------------------------------------------------------------
S&P 500 Index (1)   10,000   11,798   14,393   18,088   19,190   14,411   12,234
                    ------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/02 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/02/2/
Inception Date                     1/21/97
Since Inception                       3.58%
Since Inception*                      2.66%
1 Year                              -13.32%
1 Year*                             -17.66%

/1/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2002. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

* Reflects maximum 5.00% sales charge.

American Independence Funds Trust International Multi-Manager Stock Fund/1/

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc., Causeway Capital (formerly Merrill Lynch), Lazard Asset Management, and Independence Investment Associates
(IIA).

         Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.

         Strategy. Three of the portfolio sub-advisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Causeway Capital (formerly Merrill Lynch) focuses on earnings and dividend yields; and Lazard searches for undervalued stocks using a country, world and peer group perspective. These three sub-advisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.

         IIA adds value to the overall portfolio's performance by ranking each of the aggregate portfolio's holdings, relative to its weighting in the Morgan Stanley Europe, Australasia and Far East (EAFE) index. IIA thus identifies those stocks that constitute the underlying managers' "best ideas" and purchases additional shares in those specific stocks.

         In a broad sense, foreign markets followed the cue of U.S. stocks: generally rising during the first half of our reporting period and falling during the second half. While our absolute performance was negative, we still outperformed our key benchmark, the MSCI EAFE index, and thus preserved a measure of shareholder capital during a difficult environment for global equities (on a NAV basis; see performance data). The Fund also performed much better than the U.S. stock market, underscoring the potential benefits of diversifying among discrete sectors.

         Our outperformance was due to our weightings in specific countries and, mostly, in specific stock selection. From a country-allocation standpoint, we were overweighed in the world's two best-performing markets, New Zealand and Singapore. Individual stocks that added to the Fund's outperformance included Unilever (1.56% of the Fund's assets), a U.K. food conglomerate that was up nearly 40% for the 12-month period; and Nissan (1.02%), which benefited from a restructuring plan that resulted in huge profit growth.

         As of October 31, 2002, the Fund's portfolio was invested as follows:
Europe (70.69%), Asia (15.90%), Canada/Mexico (2.58%), cash and other assets (19.60%)./2/ To ensure that all of our assets are invested in equities, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

         Performance. For the 12 months ended October 31, 2002, the Fund produced a total return of -10.34%./3/ In comparison, the MSCI EAFE index (the portfolio's "benchmark") fell to -12.93%./4/

         Looking out over the next year, we are modestly optimistic about opportunities available in the global markets. Our managers believe that, while the markets themselves may still be overvalued, there are a lot of individual stocks that are available at reasonable prices. One sector in which we have become more active is telecommunications. Although the telecom area is usually pursued by growth managers, and our investment strategy is decidedly value-oriented, we have recently found a number of stocks whose prices have been beaten down to levels where they are now attractive on a value basis.




/1/  International investing involves increased risk and volatility.
/2/  The composition of the Fund's holdings is subject to change.
/3/ NAV total return for the period(s) ended October 31, 2002. With the maximum sales charge of 5.00%, the Fund's return(s) for the period was -14.86%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund commenced operations on January 20, 1997 as the INTRUST Funds Trust International Multi-Manager Stock Fund. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/4/ The Morgan Stanley Capital International indices measure performance for a diverse range of developed county global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 counties for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot directly invest in and index, although they can invest in its underlying securities.

                     INTERNATIONAL MULTI-MANAGER STOCK FUND

                                                                       1/97     10/97    10/98    10/99     10/00    10/01   10/02
                                                                    ---------------------------------------------------------------
International Multi-Manager Stock Fund*                                9,500   10,421   10,799    12,916   13,199   11,556   9,841
                                                                    ---------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia and
Far East MSCI (EAFE)(R) Index (1)                                     10,000   10,585   11,638   14, 358   13,976   10,527   9,166
                                                                    ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/20/97 to 10/31/02 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/02/2/
Inception Date             1/20/97
Since Inception            0.61%
Since Inception*          -0.29%
1 Year                   -10.34%
1 Year*                  -14.86%

/1/ The Morgan Stanley Capital International indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2002. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

* Reflects maximum 5.00% sales charge.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., sub-advisor to the Fund.

         Objectives. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio also is exempt from the alternative minimum tax (AMT)./1/

         Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio's average maturity between seven and twelve years.

         Although the fixed-income market experienced some volatility, the Fund produced a very satisfactory total return for the period as a whole. A generally low interest-rate environment in the intermediate portion of the yield curve certainly helped our performance, as did a flight to quality during the last six months. While the corporate bond sector was affected by concerns over accounting abuses and other misconduct, the municipal arena was prized for its relative stability.

         Many of the state's issuers are considered fiscally conservative, and Kansas bonds are sought by investors throughout the U.S., whenever these bonds are made available. Therefore, we saw an abundance of demand and a lack of supply, circumstances which served to bolster the price of the bonds we owned.

         As of October 31, 2002, approximately 98.6% of the portfolio was comprised of Kansas bonds, with 0.2% invested in debt obligations issued in Guam and 0.8% in cash equivalents.

         The securities within the Fund maintained an average credit quality of AA+, while the portfolio had an average maturity of 9.0 years./2/

         Performance. For the 12 months ended October 31, 2002, the Fund produced a total return of 4.16%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 6.12%./4/

         In this type of market, with interest rates so low, we remain defensive; we don't want to lock in these rates for long periods of time. Rates will eventually rise, though the magnitude of such an increase remains to be seen. Providing competitive, tax-free yields for our shareholders is of primary importance, and we will remain positioned to take advantage of the next upward move in rates.

/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/  The composition of the Fund's holdings is subject to change.
/3/ NAV total return for the period(s) ended October 31, 2002. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was 0.01%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital-gains distributions.
/4/ The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                         KANSAS TAX-EXEMPT BOND FUND/1/

                                                      10/93   10/94    10/95   10/96   10/97   10/98   10/99   10/00   10/01   10/02
                                                     -------------------------------------------------------------------------------
Kansas Tax-Exempt Bond Fund*                         12,394  12,208   13,522  14,138  15,132  16,194  15,787  16,907  18,524  19,419
                                                     -------------------------------------------------------------------------------
Lehman Brothers 7-Year General Obligation Index(2)   13,162  12,896   14,534  15,224  16,380  17,599  17,611  18,885  20,626  21,819
                                                     -------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Class A from 10/31/93 to 10/31/02 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/02/3/
Inception Date/3/                   12/10/90
Since Inception                     5.31%
Since Inception*                    4.95%
1 Year                              4.16%
1 Year*                             0.01%
5 Year                              4.36%
5 Year*                             3.50%

/1/ Regional funds may be subject to additional risk, since the issues they invest in are located in one geographical location.
/2/ The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/3/ For the period(s) ended October 31, 2002. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the "SEI Portfolio") or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio from December 10, 1990 to May 16, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions.

* Reflects maximum 4.00% sales charge.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Statement of Assets and Liabilities



                                                              October 31, 2002

Assets:
Investments, at amortized cost                                    $ 70,996,051
Repurchase agreements, at cost                                       1,042,307
Interest and dividends receivable                                       89,639
Receivable from advisor                                                    545
Prepaid expenses and other assets                                        3,890
                                                                  ------------
Total Assets                                                        72,132,432
                                                                  ------------

Liabilities:
Dividends payable                              $ 79,034
Accrued expenses and other payables:
  Investment advisory fees                        9,334
  Administration fees                             1,196
  Service organization fees                       4,978
  Custodian fees                                  1,245
  Other payables                                 14,244
                                               --------
Total Liabilities                                                      110,031
                                                                  ------------

Net Assets consist of:
Capital                                                           $ 72,004,712
Accumulated net investment income                                       17,689
                                                                  ------------
Net Assets                                                        $ 72,022,401
                                                                  ============

Service Shares:
  Net Assets                                                      $ 72,022,401
                                                                  ============
  Outstanding Units of Beneficial Interest (Shares)                 71,963,891
                                                                  ============
  Net asset value, offering and redemption price per share        $       1.00
                                                                  ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Statement of Operations

                                                     Year ended October 31, 2002
Investment Income:
  Interest income                                                    $ 1,499,762
  Dividend income                                                         49,815
                                                                     -----------
Total Investment Income                                                1,549,577
                                                                     -----------

Expenses:
  Investment advisory fees                             $ 182,674
  Administration fees                                    146,139
  12b-1 fees                                             182,672
  Service organization fees                              182,672
  Accounting fees                                         33,780
  Custodian fees                                          14,612
  Transfer agent fees                                      4,564
  Other fees                                              71,120
                                                      ----------
Total expenses before fee reductions                                     818,233
  Expenses reduced by the Investment Advisor                             (73,070)
  Expenses reduced by the Distributor                                   (182,672)
  Expenses reduced by the Service Organization                          (131,388)
                                                                     -----------
  Net Expenses                                                           431,103
                                                                     -----------
Net Investment Income                                                  1,118,474
                                                                     -----------

Realized Gains from Investments:
Net realized gains from investment transactions                            1,780
                                                                     -----------
Change in Net Assets Resulting from
  Operations                                                         $ 1,120,254
                                                                     ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Statements of Changes in Net Assets

                                                                          Year ended                Year ended
                                                                          October 31,               October 31,
                                                                               2002                     2001
                                                                        ---------------          ---------------
From Investment Activities:
Operations:
  Net investment income                                                 $   1,118,474             $   3,626,744
  Net realized gains from investment transactions                               1,780                    53,085
                                                                        -------------             -------------
Change in net assets from operations                                        1,120,254                 3,679,829
                                                                        -------------             -------------

Distributions to Shareholders:
  From net investment income                                               (1,123,504)               (3,621,712)
                                                                        -------------             -------------
Change in net assets from shareholder distributions                        (1,123,504)               (3,621,712)
                                                                        -------------             -------------

Capital Share Transactions:
  Proceeds from shares issued                                             102,732,173               146,391,853
  Dividends reinvested                                                          2,128                     6,079
  Cost of shares redeemed                                                (104,007,025)             (146,884,250)
                                                                        -------------             -------------
Change in net assets from capital share transactions                       (1,272,724)                 (486,318)
                                                                        -------------             -------------

Change in net assets                                                       (1,275,974)                 (428,201)

Net Assets:
  Beginning of period                                                      73,298,375                73,726,576
                                                                        -------------             -------------
  End of period*                                                        $  72,022,401             $  73,298,375
                                                                        =============             =============

Share Transactions:
  Issued                                                                  102,732,173               146,391,853
  Reinvested                                                                    2,128                     6,079
  Redeemed                                                               (104,007,025)             (146,884,250)
                                                                        -------------             -------------
Change in Shares                                                           (1,272,724)                 (486,318)
                                                                        =============             =============


----------
* Includes accumulated net investment income of $17,689 and $20,939, respectively.
All capital share transactions have been processed at a net asset value of $1.00 per share.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Statement of Assets and Liabilities

                                                                                       October 31, 2002
Assets:
Investments, at value (cost $ 47,015,296)                                              $     47,709,039
Investment in affiliates, at value (cost $ 606,518)                                             606,518
                                                                                       ----------------
  Total Investments                                                                          48,315,557
                                                                                       ----------------
Interest and dividends receivable                                                               421,693
Receivable from advisor                                                                           3,368
Prepaid expenses and other assets                                                                 1,176
                                                                                       ----------------
Total Assets                                                                                 48,741,794
                                                                                       ----------------

Liabilities:
Dividends payable                                                    $     137,289
Accrued expenses and other payables:
  Investment advisory fees                                                   7,858
  Administration fees                                                          795
  Service organization fees                                                  3,309
  Custodian fees                                                               827
  Other payables                                                            12,376
                                                                     -------------
Total Liabilities                                                                               162,454
                                                                                       ----------------

Net Assets consist of:
Capital                                                                                $     47,935,751
Accumulated net investment income                                                                 4,865
Accumulated net realized losses from investment transactions                                    (55,019)
Unrealized appreciation from investments                                                        693,743
                                                                                       ----------------
Net Assets                                                                             $     48,579,340
                                                                                       ================

Service Shares:
  Net Assets                                                                           $     48,579,340
                                                                                       ================
  Outstanding Units of Beneficial Interest (Shares)                                           4,776,368
                                                                                       ================
  Net asset value, redemption price per share                                          $          10.17
                                                                                       ================

Maximum Sales Charge - Service Shares                                                              3.75%
                                                                                       ----------------

Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share -
  Service Shares                                                                       $          10.57
                                                                                       ================

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Statement of Operations

                                                     Year ended October 31, 2002
Investment Income:
  Interest income                                               $ 2,030,973
  Dividend income from affiliates                                    30,875
                                                                -----------
Total Investment Income                                           2,061,848
                                                                -----------

Expenses:
  Investment advisory fees                           $ 189,073
  Administration fees                                   94,537
  12b-1 fees                                           118,170
  Service organization fees                            118,170
  Accounting fees                                       46,820
  Custodian fees                                         9,453
  Transfer agent fees                                    3,685
  Other fees                                            47,329
                                                     ---------
Total expenses before fee reductions                                627,237
  Expenses reduced by the Investment Advisor                       (121,459)
  Expenses reduced by the Distributor                              (118,170)
  Expenses reduced by the Service Organization                      (80,365)
                                                                -----------
  Net Expenses                                                      307,243
                                                                -----------
Net Investment Income                                             1,754,605
                                                                -----------

Realized/Unrealized Losses from Investments:
Net realized losses from investment
  transactions                                                      (28,235)
Change in unrealized appreciation/depreciation
  from investments                                                 (782,995)
                                                                -----------

Net realized/unrealized losses from investments                    (811,230)
                                                                -----------
Change in Net Assets Resulting from
  Operations                                                    $   943,375
                                                                ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Statements of Changes in Net Assets

                                                                   Year ended       Year ended
                                                                   October 31,      October 31,
                                                                      2002            2001
                                                                  -------------   -------------
From Investment Activities:
Operations:
  Net investment income                                           $  1,754,605    $  2,623,398
  Net realized gains/ losses from investment transactions              (28,235)        673,221
  Change in unrealized appreciation/depreciation from investments     (782,995)      1,498,846
                                                                  -------------   -------------
Change in net assets from operations                                   943,375       4,795,465
                                                                  -------------   -------------

Distributions to Shareholders:

  From net investment income                                        (1,779,391)     (2,623,398)
  From net realized gains from investment transactions                (215,785)              -
                                                                  -------------   -------------
Change in net assets from shareholder distributions                 (1,995,176)     (2,623,398)
                                                                  -------------   -------------

Capital Share Transactions:
  Proceeds from shares issued                                       11,415,293       4,445,352
  Dividends reinvested                                                 629,168         855,488
  Cost of shares redeemed                                          (10,037,578)    (11,832,818)
                                                                  -------------   -------------
Change in net assets from capital share transactions                 2,006,883      (6,531,978)
                                                                  -------------   -------------

Change in net assets                                                   955,082      (4,359,911)

Net Assets:
  Beginning of period                                               47,624,258      51,984,169
                                                                  -------------   -------------
  End of period*                                                  $ 48,579,340    $ 47,624,258
                                                                  =============   =============

Share Transactions:
  Issued                                                             1,120,438         435,735
  Reinvested                                                            61,613          84,231
  Redeemed                                                            (984,534)     (1,160,580)
                                                                  -------------   -------------
Change in Shares                                                       197,517        (640,614)
                                                                  =============   =============

_______________
* Includes accumulated net investment income of $4,865 and $ 2,864, respectively.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Statement of Assets and Liabilities

                                                                October 31, 2002

Assets:
Investments, at value (cost $ 43,915,827)                                                   $ 46,177,411
Investments in affiliates, at value (cost $ 1,723,058)                                         1,723,058
                                                                                            ------------
  Total Investments                                                                           47,900,469
                                                                                            ------------
Interest and dividends receivable                                                                434,071
Receivable for investments sold                                                                4,901,406
Prepaid expenses and other assets                                                                  1,663
                                                                                            ------------
Total Assets                                                                                  53,237,609
                                                                                            ------------

Liabilities:
Dividends payable                                                        $   203,978
Payable for investments purchased                                          5,001,353
Accrued expenses and other payables:
  Investment advisory fees                                                    11,818
  Administration fees                                                            783
  Service organization fees                                                    3,262
  Custodian fees                                                                 815
  Other payables                                                               9,199
                                                                         -----------
Total Liabilities                                                                              5,231,208
                                                                                            ------------

Net Assets consist of:
Capital                                                                                     $ 45,508,924
Accumulated net investment income                                                                 91,710
Accumulated net realized gains from investment
  transactions                                                                                   144,183
Unrealized appreciation from investments                                                       2,261,584
                                                                                            ------------
Net Assets                                                                                  $ 48,006,401
                                                                                            ============

Service Shares:
  Net Assets                                                                                $ 48,006,401
                                                                                            ============
  Outstanding Units of Beneficial Interest (Shares)                                            4,482,329
                                                                                            ============
  Net asset value, redemption price per share                                               $      10.71
                                                                                            ============

Maximum Sales Charge - Service Shares                                                               3.75%
                                                                                            ------------

Maximum Offering Price (100%/(100%-
   Maximum Sales Charge) of net asset value
   adjusted to the nearest cent) per share -
   Service Shares                                                                           $      11.13
                                                                                            ============

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Statement of Operations

                                                 Year ended October 31, 2002

Investment Income:
  Interest income                                                $2,724,649
  Dividend income from affiliates                                    30,953
                                                                 ----------
Total Investment Income                                           2,755,602
                                                                 ----------

Expenses:
  Investment advisory fees                        $ 182,028
  Administration fees                                91,015
  12b-1 fees                                        113,768
  Service organization fees                         113,768
  Accounting fees                                    47,786
  Custodian fees                                      9,101
  Transfer agent fees                                 3,465
  Other fees                                         46,047
                                                  ---------
Total expenses before fee reductions                                606,978
  Expenses reduced by the Investment Advisor                        (69,985)
  Expenses reduced by the Distributor                              (113,768)
  Expenses reduced by the Service Organization                      (77,370)
                                                                 ----------
  Net Expenses                                                      345,855
                                                                 ----------
Net Investment Income                                             2,409,747
                                                                 ----------

Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions                     559,784
Change in unrealized appreciation/depreciation
  from investments                                                  125,657
                                                                 ----------
Net realized/unrealized gains from investments                      685,441
                                                                 ----------
Change in Net Assets Resulting from Operations                   $3,095,188
                                                                 ==========

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Statements of Changes in Net Assets

                                                                    Year ended      Year ended
                                                                    October 31,     October 31,
                                                                       2002            2001
                                                                    -----------    ------------
From Investment Activities:
Operations:
  Net investment income                                             $ 2,409,747    $  2,510,531
  Net realized gains from investment transactions                       559,784         708,483
  Change in unrealized appreciation/ depreciation from investments      125,657       2,487,683
                                                                    -----------    ------------
Change in net assets from operations                                  3,095,188       5,706,697
                                                                    -----------    ------------

Distributions to Shareholders:
  From net investment income                                         (2,304,361)     (2,510,531)
                                                                    -----------    ------------
Change in net assets from shareholder distributions                  (2,304,361)     (2,510,531)
                                                                    -----------    ------------

Capital Share Transactions:
  Proceeds from shares issued                                        10,224,656       5,978,137
  Dividends reinvested                                                  747,461         617,972
  Cost of shares redeemed                                            (9,203,488)    (10,437,016)
                                                                    -----------    ------------
Change in net assets from capital share transactions                  1,768,629      (3,840,907)
                                                                    -----------    ------------

Change in net assets                                                  2,559,456        (644,741)

Net Assets:
  Beginning of period                                                45,446,945      46,091,686
                                                                    -----------    ------------
  End of period*                                                    $48,006,401    $ 45,446,945
                                                                    ===========    ============

Share Transactions:
  Issued                                                                977,372         586,125
  Reinvested                                                             71,403          60,986
  Redeemed                                                             (879,984)     (1,025,659)
                                                                    -----------    ------------
Change in Shares                                                        168,791        (378,548)
                                                                    ===========    ============

___________
* Includes accumulated net investment income/ (in excess) of $ 91,710 and $(1,669), respectively.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Statement of Assets and Liabilities

                                                                                  October 31, 2002
Assets:
Investments, at value (cost $ 69,326,343)                                           $ 63,776,803
Investment in affiliates, at value (cost $ 2,585,006)                                  2,585,006
                                                                                   --------------
  Total Investments                                                                   66,361,809
                                                                                   --------------
Dividends receivable                                                                     162,724
Prepaid expenses and other assets                                                          1,286
                                                                                   --------------
Total Assets                                                                          66,525,819
                                                                                   --------------

Liabilities:
  Investment advisory fees                                           $      47,609
  Administration fees                                                        1,092
  Service organization fees                                                  4,375
  Custodian fees                                                             1,094
  Other payables                                                            14,364
                                                                    ---------------
Total Liabilities                                                                         68,534
                                                                                   --------------

Net Assets consist of:
Capital                                                                             $ 79,146,169
Accumulated net investment income                                                      1,034,318
Accumulated net realized losses from investment
   transactions                                                                       (8,173,662)
Unrealized depreciation from investments                                              (5,549,540)
                                                                                   --------------
Net Assets                                                                          $ 66,457,285
                                                                                   ==============

Service Shares:
  Net Assets                                                                        $ 66,457,285
                                                                                   ==============
  Outstanding Units of Beneficial Interest (Shares)                                    7,303,342
                                                                                   ==============
  Net asset value, redemption price per share                                       $       9.10
                                                                                   ==============

Maximum Sales Charge - Service Shares                                                       5.00%
                                                                                   --------------

Maximum Offering Price (100%/(100%-
   Maximum Sales Charge) of net asset value
   adjusted to the nearest cent) per share -
   Service Shares                                                                   $       9.58
                                                                                   ==============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Statement of Operations

                                                                     Year ended October 31, 2002
Investment Income:
  Dividend income                                                                   $  2,151,467
  Dividend income from affiliates                                                         52,514
  Foreign tax withholding                                                                   (855)
                                                                                   -------------
Total Investment Income                                                                2,203,126
                                                                                   --------------

Expenses:
  Investment advisory fees                                           $     750,052
  Administration fees                                                      150,011
  12b-1 fees                                                               187,512
  Service organization fees                                                187,512
  Accounting fees                                                           35,205
  Custodian fees                                                            15,000
  Transfer agent fees                                                        5,457
  Other fees                                                                73,359
                                                                    ---------------
Total expenses before fee reductions                                                   1,404,108
  Expenses reduced by the Investment Advisor                                            (121,505)
  Expenses reduced by the Distributor                                                   (187,512)
  Expenses reduced by the Service Organization                                          (127,526)
                                                                                   --------------
  Net Expenses                                                                           967,565
                                                                                   --------------
Net Investment Income                                                                  1,235,561
                                                                                   --------------

Realized/Unrealized Losses from Investments:
Net realized losses from investment
  transactions                                                                        (3,548,319)
Change in unrealized appreciation/depreciation
  from investments                                                                    (7,670,377)
                                                                                   --------------
Net realized/unrealized losses from
  investments                                                                        (11,218,696)
                                                                                   --------------
Change in Net Assets Resulting from
  Operations                                                                        $ (9,983,135)
                                                                                   ==============

                       See Notes to Financial Statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Statements of Changes in Net Assets

                                                                              Year ended              Year ended
                                                                              October 31,             October 31,
                                                                                 2002                    2001
                                                                            ---------------         ---------------
From Investment Activities:
Operations:
  Net investment income                                                      $   1,235,561          $   1,049,490
  Net realized gains/ losses from investment transactions                       (3,548,319)             4,275,756
  Change in unrealized appreciation/ depreciation from investments              (7,670,377)            (6,648,019)
                                                                             -------------          -------------
Change in net assets from operations                                            (9,983,135)            (1,322,773)
                                                                             -------------          -------------

Distributions to Shareholders:
  From net investment income                                                    (1,030,963)            (1,351,372)
                                                                             -------------          -------------
Change in net assets from shareholder distributions                             (1,030,963)            (1,351,372)
                                                                             -------------          -------------

Capital Share Transactions:
  Proceeds from shares issued                                                   15,387,223             12,317,424
  Dividends reinvested                                                             537,703                698,997
  Cost of shares redeemed                                                      (11,916,503)           (20,670,309)
                                                                             -------------          -------------
Change in net assets from capital share transactions                             4,008,423             (7,653,888)
                                                                             -------------          -------------

Change in net assets                                                            (7,005,675)           (10,328,033)

Net Assets:
  Beginning of period                                                           73,462,960             83,790,993
                                                                             -------------          -------------
  End of period*                                                             $  66,457,285          $  73,462,960
                                                                             =============          =============

Share Transactions:
  Issued                                                                         1,478,269              1,065,359
  Reinvested                                                                        48,355                 63,430
  Redeemed                                                                      (1,127,333)            (1,778,748)
                                                                             -------------          -------------
Change in Shares                                                                   399,291               (649,959)
                                                                             =============          =============

______________
* Includes accumulated net investment income of $1,034,318 and $829,720, respectively.

                       See Notes to Financial Statements.

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Statement of Assets and Liabilities

                                                                October 31, 2002

Assets:
Investment in
  International Equity Portfolio,
   at value (cost $57,752,222)                                       $ 46,586,125
Prepaid expenses and other assets                                           1,622
                                                                     ------------
Total Assets                                                           46,587,747
                                                                     ------------

Liabilities:
  Investment advisory fees                               $ 13,309
  Administration fees                                         566
  Service organization fees                                 3,042
  Other payables                                           12,992
                                                         --------
Total Liabilities                                                          29,909
                                                                     ------------

Net Assets consist of:
Capital                                                              $ 63,655,077
Accumulated net investment income                                         562,961
Accumulated net realized losses from investment
  transactions                                                         (6,221,047)
Unrealized depreciation from investments                              (11,439,153)
                                                                     ------------
Net Assets                                                           $ 46,557,838
                                                                     ============

Service Shares:
  Net Assets                                                         $ 46,557,838
                                                                     ============
  Outstanding Units of Beneficial Interest (Shares)                     5,656,634
                                                                     ============
  Redemption price per share                                         $       8.23
                                                                     ============

Maximum Sales Charge - Service Shares                                        5.00%
                                                                     ------------

Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share -
  Service Shares                                                     $       8.66
                                                                     ============

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Statement of Operations

                                                     Year ended October 31, 2002

Investment Income allocated from
International Equity Portfolio:
  Income from International Equity Portfolio                                     $  1,389,025
  Foreign tax withholding                                                            (217,699)
  Expenses from International Equity Portfolio                                       (235,925)
                                                                                 ------------
Net Investment Income allocated from
International Equity Portfolio:                                                       935,401
                                                                                 ------------

Expenses:
  Investment advisory fees                                        $ 203,059
  Administration fees                                                76,147
  12b-1 fees                                                        126,912
  Service organization fees                                         126,912
  Accounting fees                                                    30,000
  Transfer agent fees                                                 4,135
  Other fees                                                         50,218
                                                                  ---------
Total expenses before fee reductions                                                  617,383
  Expenses reduced by the Investment Advisor                                          (25,383)
  Expenses reduced by the Distributor                                                (126,912)
  Expenses reduced by the Service Organization                                        (86,319)
                                                                                 ------------
  Net Expenses                                                                        378,769
                                                                                 ------------
Net Investment Income                                                                 556,632
                                                                                 ------------

Realized/Unrealized Losses from
  Investments:
Net realized losses from investment
  transactions                                                                     (3,878,034)
Change in unrealized appreciation/depreciation
  from investments                                                                 (1,986,454)
                                                                                 ------------
Net realized/unrealized losses from
  investments                                                                      (5,864,488)
                                                                                 ------------

Change in Net Assets Resulting from
  Operations                                                                     $ (5,307,856)
                                                                                 ============

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Statements of Changes in Net Assets

                                                                                   Year ended          Year ended
                                                                                   October 31,         October 31,
                                                                                      2002                2001
                                                                               -----------------    ----------------
From Investment Activities:
Operations:
 Net investment income                                                          $       556,632     $       594,288
 Net realized losses from investment transactions                                    (3,878,034)         (2,035,661)
 Change in unrealized appreciation/depreciation from investments                     (1,986,454)         (7,861,351)
                                                                                ---------------     ---------------
Change in net assets from operations                                                 (5,307,856)         (9,302,724)
                                                                                ---------------     ---------------

Distributions to Shareholders:
 From net investment income                                                            (325,334)           (354,960)
 From net realized gains from investment transactions                                         -          (7,158,192)
                                                                                ---------------     ---------------
Change in net assets from shareholder distributions                                    (325,334)         (7,513,152)
                                                                                ---------------     ---------------

Capital Share Transactions:
 Proceeds from shares issued                                                         15,606,983          12,107,289
 Dividends reinvested                                                                   167,948           3,852,501
 Cost of shares redeemed                                                            (11,626,627)        (11,270,474)
                                                                                ---------------     ---------------
Change in net assets from capital share transactions                                  4,148,304           4,689,316
                                                                                ---------------     ---------------

Change in net assets                                                                 (1,484,886)        (12,126,560)

Net Assets:
 Beginning of period                                                                 48,042,724          60,169,284
                                                                                ---------------     ---------------
 End of period*                                                                 $    46,557,838     $    48,042,724
                                                                                ===============     ===============

Share Transactions:
 Issued                                                                               1,676,607           1,147,240
 Reinvested                                                                              17,716             344,281
 Redeemed                                                                            (1,236,621)         (1,029,233)
                                                                                ---------------     ---------------
Change in Shares                                                                        457,702             462,288
                                                                                ===============     ===============

____________
* Includes accumulated net investment income of $447,201 and $215,903, respectively.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Statement of Assets and Liabilities


                                                                October 31, 2002

Assets:
Investments, at value (cost $142,627,130)                         $ 149,326,121
Investment in affiliates (cost $1,213,158)                            1,213,158
                                                                  -------------
 Total Investments                                                  150,539,279
                                                                  -------------
Interest and dividends receivable                                     1,633,892
Prepaid expenses and other assets                                         2,126
                                                                  -------------
Total Assets                                                        152,175,297
                                                                  -------------

Liabilities:
Dividends payable                                     $  487,845
Payable for investments purchased                        536,102
Accrued expenses and other payables:
 Investment advisory fees                                 12,305
 Administration fees                                       2,471
 Service organization fees                                10,437
 Custodian fees                                            2,576
 Other payables                                           44,727
                                                      ----------
Total Liabilities                                                     1,096,463
                                                                  -------------

Net Assets consist of:
Capital                                                           $ 146,297,453
Accumulated net investment income                                        82,595
Accumulated net realized losses from investment
  transactions                                                       (2,000,205)
Unrealized appreciation from investments                              6,698,991
                                                                  -------------
Net Assets                                                        $ 151,078,834
                                                                  =============

Institutional Class Shares:
 Net Assets                                                       $ 150,525,362
                                                                  =============
 Outstanding Units of Beneficial Interest (Shares)                   13,760,011
                                                                  =============
 Net asset value, redemption price per share                      $       10.94
                                                                  =============
Class A Shares:
 Net Assets                                                       $     553,472
                                                                  =============
 Outstanding Units of Beneficial Interest (Shares)                       50,624
                                                                  =============
 Net asset value, redemption price per share                      $       10.93
                                                                  =============

Maximum Sales Charge - Class A Shares                                      4.00%
                                                                  -------------
 Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset value
  adjusted to the nearest cent)                                   $       11.39
                                                                  =============

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Statement of Operations

                                                     Year ended October 31, 2002

Investment Income:
  Interest income                                                                    $ 6,699,496
  Dividend income                                                                         72,147
                                                                                     -----------
Total Investment Income                                                                6,771,643
                                                                                     -----------

Expenses:
  Investment advisory fees                                            $ 436,534
  Administration fees                                                   291,028
  12b-1 Institutional Class                                             117,964
  12b-1 Class A                                                             385
  Service organization Institutional Class                              363,653
  Service organization Class A                                              128
  Accounting fees                                                        58,927
  Custodian fees                                                         29,100
  Transfer agent fees                                                    29,394
  Other fees                                                            134,009
                                                                      ---------
Total expenses before fee reductions                                                   1,461,122
  Expenses reduced by the Investment Advisor                                            (222,328)
  Expenses reduced by the Distributor                                                   (118,170)
  Expenses reduced by the Service Organization                                          (247,387)
                                                                                     -----------
  Net Expenses                                                                           873,237
                                                                                     -----------
Net Investment Income                                                                  5,898,406
                                                                                     -----------

Realized/Unrealized Gains/ (Losses) from
  Investments:
Net realized losses from investment
  transactions                                                                            (3,045)
Change in unrealized appreciation/depreciation
  from investments                                                                       959,429
                                                                                     -----------
Net realized/unrealized gains from
  investments                                                                            956,384
                                                                                     -----------

Change in Net Assets Resulting from
  Operations                                                                         $ 6,854,790
                                                                                     ===========

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Statements of Changes in Net Assets

                                                                           Year ended       Year ended
                                                                           October 31,      October 31,
                                                                              2002             2001
                                                                        ---------------   -------------
From Investment Activities:
Operations:
 Net investment income                                                  $     5,898,406   $   6,141,543
 Net realized gains/ losses from investment transactions                         (3,045)         40,890
 Change in unrealized appreciation/ depreciation from investments               959,429       6,787,486
                                                                        ---------------   -------------
Change in net assets from operations                                          6,854,790      12,969,919
                                                                        ---------------   -------------

Distributions to Institutional Class Shareholders:
 From net investment income                                                  (5,807,713)     (6,150,072)
Distributions to Class A Shareholders:
 From net investment income                                                      (1,833)              -
                                                                        ---------------   -------------
Change in net assets from capital share transactions                         (5,809,546)     (6,150,072)
                                                                        ---------------   -------------

Capital Transactions:
 Proceeds from shares issued                                                 36,671,753      19,950,117
 Dividends reinvested                                                           790,368         638,073
 Cost of shares redeemed                                                    (30,276,946)    (25,192,467)
                                                                        ---------------   -------------
Change in net assets from capital transactions                                7,185,175      (4,604,277)
                                                                        ---------------   -------------

Change in net assets                                                          8,230,419       2,215,570

Net Assets:
 Beginning of period                                                        142,848,415     140,632,845
                                                                        ---------------   -------------
 End of period*                                                         $   151,078,834   $ 142,848,415
                                                                        ===============   =============
Share Transactions:
 Issued                                                                       3,397,741       1,869,977
 Reinvested                                                                      73,252          59,928
 Redeemed                                                                    (2,813,350)     (2,362,811)
                                                                        ---------------   -------------
Change in Shares                                                                657,643        (432,906)
                                                                        ===============   =============

___________
* Includes accumulated net investment income/ (in excess) of $ 82,595 and $(6,265), respectively.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

Schedule of Portfolio Investments
October 31, 2002                                                 Principal                Amortized
                                                                  Amount                     Cost
                                                                  ------                     ----
Repurchase Agreements (1.4%)
J.P. Morgan Chase & Co.,
  1.94%, 11/1/02, (Purchases on 10/31/02,
  proceeds at maturity $1,042,363,
  collateralized by UBS Warbug, LLC,
  fair value $ 1,064,528)                                       $1,042,307               $  1,042,307
                                                                                         ------------
Total Repurchase Agreements                                                                 1,042,307
                                                                                         ------------

Bank Notes (13.2%)
Banking (13.2%)
Banco Popular Puerto Rico, 1.95%*, 12/16/02                      3,500,000                  3,499,999
Bank One NA Illinois, 1.95%*, 1/24/03                            3,000,000                  3,002,156
First Union National Bank, 1.93%*, 11/18/02                      3,000,000                  3,001,633
                                                                                         ------------
Total Bank Notes                                                                            9,503,788
                                                                                         ------------

Commercial Paper ** (45.3%)
Asset Backed Securities (28.3%)
Edison Asset Securitization LLC, 1.73%, 2/14/03 (b) (c)          3,000,000                  2,985,213
Fcar Owner Trust I, 1.91%, 11/6/02                               2,500,000                  2,499,337
Golden Funding Corp., 1.85%, 12/6/02 (b)                         3,000,000                  2,994,750
Jupiter Securities Corp., 1.78%, 12/3/02 (b) (c)                 3,000,000                  2,995,253
Moat Funding LLC, 1.97%, 11/18/02 (b) (c)                        3,500,000                  3,496,776
Scaldis Capital LLC, 1.95%, 12/9/02 (b) (c)                      2,480,000                  2,475,026
Sigma Finance, Inc., 1.80%, 1/23/03 (b) (c)                      3,000,000                  2,987,619
                                                                                         ------------
                                                                                           20,433,974
                                                                                         ------------

Banking (12.2%)
Enterprise Funding Corp., 1.84%, 2/26/03 (b) (c)                 2,142,000                  2,129,539
Kitty Hawk Funding Corp., 1.78%, 11/20/02 (b) (c)                3,000,000                  2,997,182
Stellar Funding, 1.77%, 12/19/02 (b) (c)                         2,025,000                  2,020,248
Stellar Funding Group, 1.80%, 2/3/03 (b) (c)                     1,631,000                  1,623,419
                                                                                         ------------
                                                                                            8,770,388
                                                                                         ------------

Foreign Banking (4.8%)
Tulip Funding Corp., 1.64%, 4/30/03 (b) (c)                      3,500,000                  3,471,563
                                                                                         ------------
Total Commercial Paper                                                                     32,675,925
                                                                                         ------------

Funding Agreements (4.2%)
Insurance (4.2%)
Security Life of Denver FA, 1.92%, 12/20/02 (d)                  3,000,000                  3,000,000
                                                                                         ------------
Total Funding Agreements                                                                    3,000,000
                                                                                         ------------

Medium Term/Senior Notes (31.0%)
Banking (7.6%)
AB Spintab, 1.74%*, 2/12/03                                      3,000,000                  2,999,914
JP Morgan Chase & Co., 1.87%*, 2/20/03                           2,500,000                  2,501,044
                                                                                         ------------
                                                                                            5,500,958
                                                                                         ------------

Financial Services (18.5%)
Citigroup, Inc., 1.90%*, 11/29/02                                3,000,000                  3,001,523
Donaldson Lufkin Jenrett, 2.29%*, 1/27/02                        2,800,000                  2,806,266
Heller Financial, Inc., 2.09%*, 1/28/03                          2,500,000                  2,503,457
Morgan Stanley, 1.95%*, 1/16/03                                  3,000,000                  3,001,019
Salomon Smith Barney Holdings,                                   2,000,000                  2,002,781
                                                                                         ------------
  2.08%*, 1/28/03
                                                                                           13,315,046
                                                                                         ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

Schedule of Portfolio Investments, continued
October 31, 2002                                                 Principal                Amortized
                                                                  Amount                    Cost
                                                                  ------                    ----
Medium Term/Senior Notes, continued
Motor Vehicles (4.9%)
American Honda Finance, 1.80%*, 1/17/03 (b)                     $3,500,000               $  3,500,334
                                                                                         ------------
Total Medium Term/Senior Notes                                                             22,316,338
                                                                                         ------------

Promissory Notes (4.9%)
Financial Services (4.9%)
Goldman Sachs Group, Inc., 1.93%, 12/27/02                       3,500,000                  3,500,000
                                                                                         ------------
Total Promissory Notes                                                                      3,500,000
                                                                                         ------------

Total Investments (Amortized Cost $72,038,358) (a)  -  100.0%                              72,038,358
Liabilities in excess of other assets  -  0.0%                                                (15,957)
                                                                                         ------------
NET ASSETS   -   100.0%                                                                  $ 72,022,401
                                                                                         ============

_____________
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c) Represents section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(d) These securities have been deemed illiquid.
* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2002. Maturity date reflects next rate change date.
** Discount securities. The rate represents the effective yield on date of purchase.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                     Principal
                                                   Amount/ Shares          Value
                                                   --------------          -----
Asset Backed Securities (10.3%)
Capital Auto Receivables Asset Trust,                $ 1,000,000        $  1,000,782
  Series 2001-1, Class A5, 1.88%*, 11/15/02
Chesapeake Funding LLC, Series                         1,000,000           1,000,641
  2002-1, Class A1, 1.99%*, 11/7/02
Fannie Mae Whole Loan, Series 2001-                      240,426             240,050
  W1, Class AV1, 2.07%, 11/25/02
Household Home Equity Loan Trust,                        875,081             873,282
  Series 2002-2, Class A, 2.13%*, 11/20/02
IMC Home Equity Loan Trust, Series                       591,073             605,942
  1998-3, Class A6, 6.40%, 4/20/26
Pass Through Amortizing Credit Card                      266,762             266,586
  Trust, Series 2002-1A, Class A1FL,
  2.57%*, 11/17/02 (b)
Principal Residential Mortgage, Series                   500,000             500,000
  2001-1, Class A2, 2.13%*, 11/20/02 (b)
USAA Auto Owner Trust, Series                            500,000             524,345
                                                                        ------------
  2001-1, Class A4, 5.08%, 3/15/06
Total Asset Backed Securities                                              5,011,628
                                                                        ------------

Collateralized Mortgage Obligations (19.9%)
Bank of America Mortgage Securities,                     313,440             321,961
  Series 2002-G, Class 2A1, 7.07%, 7/20/32
Fannie Mae, Series 1993-76, Class PH,                  1,232,113           1,271,289
  6.00%, 8/25/07
Fannie Mae, Series 1999-19, Class PC,                    583,279             588,908
  6.00%, 9/25/14
Fannie Mae, Series 1999-35, Class PH,                    500,000             515,898
  6.00%, 6/25/20
Freddie Mac, Series 2091, Class PC,                    1,250,000           1,274,312
  6.00%, 6/15/16
Freddie Mac, Series 2298, Class PG,                    1,100,000           1,120,137
  6.00%, 5/15/19
Freddie Mac, Series 1694, Class A,                       750,000             808,703
  6.50%, 9/15/23
Freddie Mac, Series T-22, Class A7,                    1,176,145           1,180,788
  1.96%*, 11/25/02
Mall of America Capital Co., LLC,                        600,000             599,965
  Series 2000-1, Class A, 2.08%*, 11/12/02 (b)
Merrill Lynch Mortgage Investors, Inc.,                   39,570              39,504
  Series 1992-H, Class A1-1, 6.37%*, 11/1/02
Merrill Lynch Mortgage Investors, Inc.,                   35,215              35,413
  Series 1994-D, Class A, 6.61%*, 11/1/02
Small Business Administration, Series                    256,386             290,323
  2000-10C, Class 1, 7.88%, 5/1/10
Vendee Mortgage Trust, Series 2001-1,                  1,500,000           1,550,002
                                                                        ------------
  Class 2B, 7.00%, 12/15/22
Total Collateralized Mortgage Obligations                                  9,597,203
                                                                        ------------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                     Principal
                                                   Amount/ Shares           Value
                                                   --------------           -----
Corporate Bonds (16.5%)
Aerospace/Defense (0.8%)
General Dynamics Corp., 2.03%*, 12/3/02              $   225,000        $    225,356
Raytheon Co., 5.70%, 11/1/03                             150,000             153,143
                                                                        ------------
                                                                             378,499
                                                                        ------------
Automotive (0.4%)
Daimler Chrysler NA Holdings, 2.05%*,                    200,000             197,246
  11/16/02                                                              ------------
Banking (2.4%)
Bank One Corp., 7.63%, 8/1/05                            125,000             140,590
First Union Corp., 6.95%, 11/1/04                        255,000             277,940
Marshall & Ilsley Corp., 6.38%, 7/15/03                  300,000             309,369
PNC Bank N.A., 7.88%, 4/15/05                            400,000             439,952
                                                                        ------------
                                                                           1,167,851
                                                                        ------------
Chemicals (0.3%)
Praxair, Inc., 6.75%, 3/1/03                             160,000             162,418
                                                                        ------------
Data Processing Services (0.3%)
Oracle Corp., 6.72%, 2/15/04                             150,000             156,448
                                                                        ------------
Financial Services (4.1%)
American Honda Finance, 2.10%*,                          150,000             150,501
  11/15/02 (b)
Citigroup, Inc., 5.75%, 5/10/06                          200,000             214,416
General Electric Cap Corp., 1.95%*,                      205,000             204,968
  12/16/02
GMAC Mortgage Corp., Series                              500,000             496,955
  2001-HE3, Class A2, 2.09%*, 11/25/02
Merrill Lynch & Co., 2.17%*, 11/22/02                    225,000             222,942
Morgan Stanley Dean Witter, 6.10%, 4/15/06               200,000             214,910
Prudential Insurance Co., 6.88%, 4/15/03 (b)             150,000             153,026
Structured Asset Trust Unit                              300,000             300,418
                                                                        ------------
  Repackaging, 2.10%*, 11/28/02 (b)
                                                                           1,958,136
                                                                        ------------
Food/Beverage Products (1.2%)
Campbell Soup Co., 2.25%*, 1/18/03                       150,000             150,490
Conagra Foods, Inc., 2.48%*, 12/10/02                    150,000             150,280
General Mills, Inc., 8.11%, 11/18/04                     125,000             137,972
Kellogg Co., Series B, 5.50%, 4/1/03                     150,000             151,832
                                                                        ------------
                                                                             590,574
                                                                        ------------
Household Laundry Equipment (0.3%)
Maytag Corp., Series D, 7.61%, 3/3/03                    150,000             152,329
                                                                        ------------
Industrial Goods & Services (0.3%)
Masco Corp., 6.13%, 9/15/03                              155,000             159,020
                                                                        ------------
Insurance (0.3%)
Progressive Corp., 6.60%, 1/15/04                        150,000             157,736
                                                                        ------------
Machinery (0.5%)
Ingersoll Rand Co., 5.75%, 2/14/03                       225,000             227,172
                                                                        ------------
Metals & Mining (0.4%)
Alcoa, Inc., 2.06%*, 12/6/02                             170,000             170,096
                                                                        ------------
Multimedia (0.4%)
Viacom, Inc., 6.75%, 1/15/03                             170,000             171,391
                                                                        ------------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                               Principal
                                                             Amount/ Shares         Value
                                                             --------------         -----
Corporate Bonds, continued
Oil & Gas Exploration Products & Services  (2.1%)
Conoco, Inc., 2.63%*, 1/15/03                                  $   200,000      $   200,572
Smith International, Inc., 2.90%*, 1/15/03 (b)                     150,000          150,238
Transocean, Inc., 6.75%, 4/15/05                                   200,000          213,222
Union Pacific Resources, 6.50%, 5/15/05                            275,000          298,387
USX Corp., 9.63%, 8/15/03                                          140,000          147,784
                                                                                -----------
                                                                                  1,010,203
                                                                                -----------
Oil & Gas Transmission (0.3%)
Columbia Energy Group, Series B,                                   150,000          149,882
                                                                                -----------
  6.61%, 11/28/02

Oil Field Services (0.4%)
Valero Energy Corp., 6.75%, 12/15/02 (b)                           175,000          175,606
                                                                                -----------
Paper/Forest Products (0.5%)
International Paper Co., 8.00%, 7/8/03                             225,000          233,301
                                                                                -----------
Pharmaceuticals (0.9%)
Bristol-Myers Squibb Co., 4.75%, 10/1/06                           225,000          236,387
Wyeth, 7.90%, 2/15/05                                              200,000          218,169
                                                                                -----------
                                                                                    454,556
                                                                                -----------
Railroads (0.3%)
Norfolk Southern Corp., 7.88%, 2/15/04                             155,000          165,843
                                                                                -----------
Special Purpose Entity (0.3%)
Monumental Global Funding, 6.05%,                                  150,000          162,690
                                                                                -----------
  1/19/06 (b)
Total Corporate Bonds                                                             8,000,997
                                                                                -----------
Medium Term/Senior Notes (6.5%)
Aerospace/Defense Equipment (0.3%)
Parker Hanifan Corp., 2.61%*, 1/1/03                               150,000          150,218
                                                                                -----------
Airlines (0.1%)
NWA Trust, Series A, 8.26%, 3/10/06                                 96,400           53,781
                                                                                -----------
Banking (2.6%)
Bank of America Corp., Series H,                                   300,000          300,888
  2.03%*, 11/26/02
Key Corp Bank, Series F, 2.07%*, 11/30/02                          250,000          249,726
Mercantile Bancorp, 7.05%, 6/15/04                                 400,000          430,583
Washington Mutual Bank, 2.19%*, 1/25/03                            260,000          258,590
                                                                                -----------
                                                                                  1,239,787
                                                                                -----------
Computer Hardware (0.3%)
Compaq Computer Corp., 6.20%, 5/15/03                              150,000          152,643
                                                                                -----------
Electric - Integrated (0.5%)
Dominion Resources, Inc., Series A,                                250,000          250,163
                                                                                -----------
  2.39%*, 1/2/03
Finance (0.7%)
Ford Motor Credit Co., 2.58%*, 12/10/02                            375,000          350,546
                                                                                -----------
Financial Services (1.4%)
GMAC Mortgage Corp., 2.56%*, 1/22/03                               180,000          174,295
Golden Funding Corp., 2.32%*, 11/1/02 (b)                          250,000          250,231
John Hancock Global Funding II,                                    250,000          250,827
                                                                                -----------
   2.01%*, 12/12/02 (b)
                                                                                    675,353
                                                                                -----------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                               Principal
                                                             Amount/ Shares              Value
                                                             --------------              -----
Medium Term/Senior Notes, continued
Forestry  (0.3%)
Weyerhaeuser Co., 2.95%*, 12/16/02                             $   150,000             $   149,937
                                                                                       -----------
Oil & Gas Exploration Products & Services  (0.3%)
Ashland, Inc., Series I, 2.38%*, 12/7/02                           150,000                 149,668
                                                                                       -----------
Total Medium Term/Senior Notes                                                           3,172,096
                                                                                       -----------
Taxable Municipal Bonds  (5.6%)
Arkansas  (0.8%)
State, Water Waste Disposal, Series A,                             400,000                 408,376
                                                                                       -----------
  GO, 4.85%, 7/1/03, OID
California  (0.8%)
San Francisco, Affordable Housing,                                 350,000                 374,444
                                                                                       -----------
  Series D, GO, 5.50%, 6/15/05, OID
Connecticut  (0.8%)
State, Series A, GO, 6.50%, 12/1/03                                375,000                 393,218
                                                                                       -----------
Illinois  (0.9%)
Chicago, GO, 7.30%, 1/1/04, FGIC                                   400,000                 424,796
                                                                                       -----------
New Jersey  (1.0%)
Hudson County, GO, 6.09%, 9/1/05, FSA                              485,000                 514,425
                                                                                       -----------
Oregon  (0.3%)
Cow Creek Band Umpqua Tribe of                                     145,000                 149,115
                                                                                       -----------
  Indians, Revenue, Series A, 6.20%,
  7/1/03, AMBAC (b)
Wisconsin  (0.5%)
Beaver Dam, 5.50%, 9/1/04                                          220,000                 231,275
                                                                                       -----------
Maine  (0.5%)
State, GO, 6.95%, 7/1/04                                           225,000                 243,002
                                                                                       -----------
Total Taxable Municipal Bonds                                                            2,738,651
                                                                                       -----------
U.S. Government Agencies  (19.2%)
Fannie Mae  (19.2%)
3.95%*, 6/1/40                                                      98,716                 102,011
5.00%, 2/14/03                                                   9,000,000               9,089,200
8.50%, 8/1/30                                                      138,574                 148,541
                                                                                       -----------
Total U.S. Government Agencies                                                           9,339,752
                                                                                       -----------
U.S. Government Agency Pass-Through Securities  (1.8%)
Fannie Mae  (1.5%)
6.20%, 6/1/06, Pool # 383652                                       518,061                 560,066
6.87%*, 11/1/02, Pool # 365421                                     131,432                 137,713
                                                                                       -----------
                                                                                           697,779
                                                                                       -----------
Freddie Mac  (0.1%)
5.30%*, 11/1/02, Pool # 846367                                      54,589                  56,700
                                                                                       -----------
Small Business Administration  (0.2%)
5.23%, 11/1/02, Pool # 503664                                       34,931                  36,962
5.38%, 11/1/02, Pool # 503653                                       36,675                  38,519
5.98%, 11/1/02, Pool # 502966                                       28,289                  30,251
                                                                                       -----------
                                                                                           105,732
                                                                                       -----------
Total U.S. Government Agency Pass-Through Securities                                       860,211
                                                                                       -----------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                            Principal
                                                          Amount/ Shares                 Value
                                                          --------------                 -----
U.S. Government Bond  (3.0%)
Housing and Urban Development  (3.0%)
Housing Urban Development, 7.13%, 8/1/03                     $1,400,000               $1,458,100
                                                                                      ----------
Total U.S. Government Bond                                                             1,458,100
                                                                                      ----------

U.S. Treasury Obligations  (15.5%)
U.S. Treasury Notes  (15.5%)
3.63%, 8/31/03                                                1,500,000                1,528,352
3.63%, 1/15/08                                                4,950,000                6,002,049
                                                                                      ----------
Total U.S. Treasury Obligations                                                        7,530,401
                                                                                      ----------

Investment Companies  (1.2%)

American AAdvantage U.S. Government                             606,518                  606,518
                                                                                      ----------
  Money Market Fund  (c)
Total Investment Companies                                                               606,518
                                                                                      ----------

Total Investments (Cost $47,621,814) (a) - 99.5%                                      48,315,557
Other assets in excess of liabilities - 0.5%                                             263,783
                                                                                     -----------
NET ASSETS - 100.0%                                                                  $48,579,340
                                                                                     ===========

------------
* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2002. Maturity date reflects next rate change date.
(a) Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $   820,675
Unrealized depreciation                           (126,932)
                                               -----------
Net unrealized appreciation                    $   693,743
                                               ===========
[GRAPHIC REMOVED HERE]

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c) Affiliate.
AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
LLC - Limited Liability Corp.
OID - Original Issue Discount

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                        Principal
                                                                      Amount/ Shares                   Value
                                                                      --------------                   -----
Asset Backed Securities (3.0%)
EQCC Home Equity Loan Trust, Series                                    $   435,370                 $   444,956
  1996-2, Class A4, 7.50%, 6/15/21
Green Tree Financial Corp., Series                                         425,333                     434,908
  1997-7, Class A8, 6.86%, 7/15/29
Household Consumer Loan Trust, Series                                      176,694                     169,644
  1997-1, Class A3, 2.15%, 3/15/07
USAA Auto Owner Trust, Series                                              350,000                     367,042
  2001-1, Class A4, 5.08%, 3/15/06                                                                 -----------

Total Asset Backed Securities                                                                        1,416,550
                                                                                                   -----------

Collateralized Mortgage Obligations (6.3%)
American Housing Trust, Series VI,                                         268,502                     278,745
  Class 1-I, 9.15%, 5/25/20
Asset Securitization Corp., Series                                         750,000                     819,683
  1997-D4, Class A1C, 7.42%, 4/14/29
Bank of America Mortgage Securites,                                         97,411                      97,711
  Series 2001-C, Class A3, 5.98%, 7/25/31
Fannie Mae, Series 1999-19, Class PC,                                      466,623                     471,127
  6.00%, 9/25/14
GMAC Commercial Mortgage                                                   201,828                     214,607
  Securities, Inc., Series 1996-C1, Class A2B,
  7.22%, 2/15/06
Merrill Lynch Mortgage Investors, Inc.,                                     39,570                      39,504
  Series 1992-H, Class A1-1, 6.37%*, 11/1/02
Merrill Lynch Mortgage Investors, Inc.,                                  1,000,000                   1,109,979
Series 1997-C1, Class A3, 7.12%, 6/18/29                                                           -----------

Total Collateralized Mortgage Obligations                                                            3,031,356
                                                                                                   -----------

Corporate Bonds (31.1%)
Agricultural Operations (0.3%)
Cargill, Inc., 6.38%, 6/1/12, (b)                                          125,000                     138,091
                                                                                                   -----------
Airlines (0.6%)
Continental Airlines, Inc., Series 972A,                                   273,028                     222,333
  7.15%, 6/30/07
Continental Airlines, Series 01-1, Class C,                                147,727                      69,432
                                                                                                   -----------
  7.03%, 6/15/11

                                                                                                       291,765
                                                                                                   -----------
Automotive (0.5%)
Daimler Chrysler, 7.75%, 1/18/11                                           200,000                     220,820
                                                                                                   -----------
Banking (9.1%)
AmSouth Bancorp, 6.13%, 3/1/09                                             225,000                     240,803
Associated Banc Corp., 6.75%, 8/15/11                                      200,000                     218,800
Bank of America Corp., 7.40%, 1/15/11                                      300,000                     350,328
Bank One Corp., 7.63%, 8/1/05                                              300,000                     337,415
BB&T Corp., 6.50%, 8/1/11                                                  125,000                     140,058
BB&T Corp., 7.25%, 6/15/07                                                 125,000                     144,666
Chase Capital VI, 2.45%*, 11/1/02                                          350,000                     298,129
City National Bank, Series AI, 6.75%,                                      250,000                     269,324
  9/1/11
First Bank System, Inc., 7.63%, 5/1/05                                     150,000                     166,844

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                                Principal
                                                              Amount/ Shares            Value
                                                              --------------            -----
Corporate Bonds, continued
Banking, continued
First Union National Bank, 7.80%,                              $   300,000           $    360,837
  8/18/10
Firstar Bank N.A., 7.13%, 12/1/09                                  150,000                168,399
Lincoln National Corp., 7.25%,                                     200,000                214,421
  5/15/05
Manufacturers & Traders Trust Co.,                                 150,000                176,853
  8.00%, 10/1/10
Marshall & Ilsley Bank, 6.38%, 9/1/11                              200,000                221,512
National City Bank, 6.20%, 12/15/11                                150,000                161,432
PNC Bank N.A., 7.88%, 4/15/05                                      350,000                384,957
Suntrust Bank, 6.90%, 7/1/07                                       175,000                200,307
Washington Mutual Bank, Series                                      88,920                 89,026
  2001-AR1, Class IA3, 6.10%, 5/25/04
Washington Mutual Bank, Series II,                                 250,000                274,457
6.88%, 6/15/11                                                                       ------------

                                                                                        4,418,568
                                                                                     ------------

Broadcasting/Cable (0.3%)
Cox Enterprises, Inc., 8.00%, 2/15/07 (b)                          125,000                129,882
                                                                                     ------------
Consumer Goods & Services (0.5%)
Dial Corp., 7.00%, 8/15/06                                         100,000                109,137
Rubbermaid, Inc., 6.60%, 11/15/06                                  125,000                136,759
                                                                                     ------------
                                                                                          245,896
                                                                                     ------------

Electric - Generation (0.5%)
Niagara Mohawk Power, Series F,                                     94,512                103,399
  7.63%, 10/1/05
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                          150,000                148,950
                                                                                     ------------
                                                                                          252,349
                                                                                     ------------

Electric Utility (1.2%)
Utilicorp, 6.88%, 10/1/04, AMBAC                                   550,000                588,888
                                                                                     ------------
Electrical & Electronic (0.7%)
Philips Electronics, 7.75%, 4/15/04, NV                            300,000                320,015
                                                                                     ------------
Financial Services (5.4%)
Allstate Financial Global Funding,                                 300,000                322,934
  6.50%, 6/14/11, GIC (b)
Citigroup, Inc., 5.75%, 5/10/06                                    225,000                241,218
Equifax, Inc., 4.95%, 11/1/07, (b)                                 125,000                126,896
Ford Motor Credit Co., 7.38%, 10/28/09                             230,000                208,478
Frank Russell Co., 5.63%, 1/15/09, (b)                             225,000                236,714
General Motors Acceptance Corp.,                                   140,000                127,782
  5.85%, 1/14/09
Merrill Lynch & Co., 2.17%*, 11/22/02                              225,000                222,942
Morgan Stanley Dean Witter, 6.10%,                                 300,000                322,364
  4/15/06
Prudential Insurance, 7.65%, 7/1/07 (b)                            250,000                284,941
Reliastar Financial Corp., 7.13%, 3/1/03                           345,000                350,016
Salomon Smith Barney Holdings,                                     117,000                125,820
5.88%, 3/15/06                                                                       ------------

                                                                                        2,570,105
                                                                                     ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                               Principal
                                                             Amount/ Shares        Value
                                                             --------------        -----
Corporate Bonds, continued
Food--Wholesale and Distribution (0.5%)
Sysco Corp., 7.00%, 5/1/06                                     $   200,000      $   225,857
                                                                                -----------
Food/Beverage Products (1.0%)
Conagra Foods, Inc., 7.50%, 9/15/05                                125,000          139,978
General Mills, Inc., 8.11%, 11/18/04                               125,000          137,972
Kellogg Co., Series B, 6.00%, 4/1/06                                75,000           81,688
Whitman Corp., 6.38%, 5/1/09                                       125,000          134,174
                                                                                -----------
                                                                                    493,812
                                                                                -----------
Hotels & Motels (0.3%)
Marriott International, 6.88%, 11/15/05                            125,000          131,236
                                                                                -----------
Industrial Goods & Services (0.7%)
Aramark Corp., 6.75%, 8/1/04                                       200,000          208,193
Praxair, Inc., 6.50%, 3/1/08                                       125,000          140,699
                                                                                -----------
                                                                                    348,892
                                                                                -----------
Internet Services (0.3%)
Thomson Corp., 6.20%, 1/5/12                                       125,000          133,711
                                                                                -----------
Life Insurance (2.9%)
American General Corp., 7.75%, 4/1/05                              350,000          392,493
Equitable Life, 6.95%, 12/1/05 (b)                                 270,000          288,257
Ing Groep, 8.00%, 10/30/06, NV                                     300,000          335,115
John Hancock Global Funding II,                                    200,000          231,874
  7.90%, 7/2/10, (b)
Protective Life U.S. Funding, 5.88%,                               150,000          161,524
  8/15/06 (b)                                                                   -----------

                                                                                  1,409,263
                                                                                -----------
Linen Supply and Related Items (0.3%)
Cintas Corp., 6.00%, 6/1/12                                        125,000          135,749
                                                                                -----------
Minerals (0.3%)
Phelps Dodge Corp., 6.63%, 10/15/05                                150,000          148,143
                                                                                -----------
Multimedia (0.5%)
Viacom, Inc., 7.70%, 7/30/10                                       200,000          234,443
                                                                                -----------
Oil & Gas Exploration Products & Services (1.6%)
Anadarko Petroleum Corp., 5.00%, 10/1/12                           150,000          149,467
Conoco, Inc., 6.35%, 4/15/09                                       200,000          221,201
Marathon Oil Corp., 6.13%, 3/15/12                                 100,000          104,853
Ocean Energy, Inc., 4.38%, 10/1/07                                 150,000          151,780
Transocean, Inc., 6.75%, 4/15/05                                   150,000          159,917
                                                                                -----------
                                                                                    787,218
                                                                                -----------
Oil & Gas Transmission (0.9%)
Coastal Corp., 9.75%, 8/1/03                                       150,000          139,528
Columbia Energy Group, Series B,                                   150,000          149,882
  6.61%, 11/28/02
Duke Energy Field Services Corp.,                                  145,000          146,952
  7.50%, 8/16/05                                                                -----------

                                                                                    436,362
                                                                                -----------
Paper & Related Products (0.3%)
International Paper Co., 6.75%, 9/1/11                             125,000          137,121
                                                                                -----------
Restaurants (0.3%)
McDonald's Corp., 8.88%, 4/1/11                                    125,000          159,833
                                                                                -----------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                               Principal
                                                             Amount/ Shares        Value
                                                             --------------        -----
Corporate Bonds, continued
Retail Stores/Catalog (0.5%)
Kohls Corp., 6.70%, 2/1/06                                   $     200,000      $     219,337
                                                                                -------------
Schools (0.6%)
Harvard University, 8.13%, 4/15/07                                 250,000            300,970
                                                                                -------------
Special Purpose Entity (1.0%)
Monumental Global Funding, 6.05%,                                  200,000            216,920
  1/19/06,(b)
Pall Corp., 6.00%, 8/1/12, (b)                                     100,000            103,837
Principal Life Global, 6.25%, 2/15/12, (b)                         150,000            157,190
                                                                                -------------
                                                                                      477,947
                                                                                -------------
Total Corporate Bonds                                                              14,956,273
                                                                                -------------
Medium Term/Senior Notes (3.9%)
Airlines (0.2%)
NWA Trust, Series A, 8.26%, 3/10/06                                130,140             72,604
                                                                                -------------
Aluminum (0.7%)
Reynolds Metals, 7.00%, 5/15/09                                    300,000            337,469
                                                                                -------------
Banking (1.0%)
United Missouri Bancshares, Inc.,                                  500,000            508,401
  7.30%, 2/24/03                                                                -------------
Financial Services (0.8%)
Nationwide Financial Services, 5.90%,                              125,000            125,093
  7/1/12
Paine Webber Group, 6.90%, 8/15/03                                 250,000            260,028
                                                                                -------------
                                                                                      385,121
Schools (0.5%)
Stanford University, 6.16%, 4/30/11                                225,000            247,608
                                                                                -------------
Semiconductors (0.7%)
Applied Materials, Inc., 6.70%, 9/6/05                             300,000            324,259
                                                                                -------------
Total Medium Term/Senior Notes                                                      1,875,462
                                                                                -------------
Taxable Municipal Bonds (6.9%)
Arkansas (1.0%)
State, Water-Waste Disposal, Series A,                             435,000            486,317
  GO, 6.00%, 7/1/08, OID                                                        -------------
Iowa (0.3%)
Des Moines, Hotel & Motel, GO,                                     115,000            126,455
  5.85%, 12/1/11, OID                                                           -------------
Minnesota (2.7%)
St. Paul, GO, 6.05%, 2/1/07                                      1,195,000          1,322,936
                                                                                -------------
Oregon (0.5%)
State, Alternative Energy Project, Series F                        225,000            241,396
  GO, 5.25%, 10/1/09, OID                                                       -------------
Tennessee (0.4%)
State, Series B, GO, 6.00%, 2/1/09                                 175,000            193,839
                                                                                -------------
West Virginia (2.0%)
State, Infrastructure, Series C, GO,                               800,000            942,840
  7.25%, 11/1/08                                                                -------------

Total Taxable Municipal Bonds                                                       3,313,783
                                                                                -------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                               Principal
                                                             Amount/ Shares            Value
                                                             --------------            -----
U.S. Government Agencies (22.3%)
Fannie Mae (18.0%)
5.25%, 1/15/09                                                  $2,500,000          $  2,712,300
5.50%, 4/25/17                                                   2,500,000             2,600,217
5.50%, 7/25/17                                                   1,000,000             1,045,622
5.50%, 8/25/17                                                     500,000               517,144
6.00%, 4/25/10                                                   1,123,629             1,183,125
6.50%, 3/1/29                                                      584,746               607,507
                                                                                    ------------
                                                                                       8,665,915
                                                                                    ------------
Freddie Mac (4.3%)
6.00%, 8/15/31                                                   2,000,000             2,064,482
                                                                                    ------------
Total U.S. Government Agencies                                                        10,730,397
                                                                                    ------------

U.S. Government Agency Pass-Through Securities (5.0%)
Fannie Mae (4.9%)
6.18%, 8/1/08, Pool # 380581                                       949,356             1,049,643
6.87%*, 11/1/02, Pool # 365421                                     271,987               284,984
7.13%, 6/1/04, Pool # 375168                                       945,339               991,210
                                                                                    ------------
                                                                                       2,325,837
                                                                                    ------------
Freddie Mac (0.1%)
5.30%*, 11/1/02, Pool # 846367                                      54,589                56,700
                                                                                    ------------
Total U.S. Government Agency Pass-Through Securities                                   2,382,537
                                                                                    ------------

U.S. Government Bond (5.7%)
Housing and Urban Development (5.7%)
Housing Urban Development, 7.22%, 8/1/07                         2,316,000             2,719,463
                                                                                    ------------
Total U.S. Government Bond                                                             2,719,463
                                                                                    ------------

U.S. Treasury Obligations (12.0%)
U.S. Treasury Notes (12.0%)
3.50%, 1/15/11                                                   5,019,065             5,642,941
4.75%, 11/15/08                                                    100,000               108,649
                                                                                    ------------
Total U.S. Treasury Obligations                                                        5,751,590
                                                                                    ------------

Investment Companies (3.6%)
American AAdvantage U.S. Government                              1,723,058             1,723,058
                                                                                    ------------
   Money Market Fund (c)
Total Investment Companies                                                             1,723,058
                                                                                    ------------

Total Investments (Cost $45,638,885) (a) - 99.8%                                      47,900,469
Other assets in excess of liabilities  -  0.2%                                           105,932
                                                                                    ------------
NET ASSETS - 100.0%                                                                 $ 48,006,401
                                                                                    ============

____________
* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2002. Maturity date is the next rate change date.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation                 $ 2,543,234
        Unrealized depreciation                    (281,650)
                                                -----------
        Net unrealized appreciation             $ 2,261,584
                                                -----------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2002

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c) Affiliate.
AMBAC - Insured by American Municipal Bond Assurance Corporation
GIC - Guaranteed Investment Contract
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Association
NV - Naamloze Vennootschap (Dutch Corp.)
OID - Original Issue Discount

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Schedule of Portfolio Investments
October 31, 2002

                                                    Shares            Value
                                                    ------            -----

Common Stocks (96.0%)
Aerospace/Defense Equipment (2.4%)
Boeing Co.                                           52,700         $ 1,567,825
                                                                    -----------
Banking (13.4%)
Bank of America Corp.                                28,600           1,996,280
FleetBoston Financial Corp.                         109,700           2,565,883
PNC Financial Services Group                         58,411           2,374,991
Washington Mutual, Inc.                              53,400           1,909,584
                                                                    -----------
                                                                      8,846,738
                                                                    -----------
Chemicals (4.2%)
Crompton Corp.                                       58,600             388,518
Dow Chemical Co.                                     73,100           1,899,869
Millenium Chemicals, Inc.                            57,000             528,390
                                                                    -----------
                                                                      2,816,777
                                                                    -----------
Commercial Services & Supplies (5.8%)
Cendant Corp. (b)                                   181,700           2,089,550
Waste Management, Inc.                               75,700           1,742,614
                                                                    -----------
                                                                      3,832,164
                                                                    -----------
Diversified Financials (2.3%)
J.P. Morgan Chase & Co.                              73,200           1,518,900
                                                                    -----------
Electric Utility (7.9%)
American Electric Power Co., Inc.                    46,600           1,194,824
CenterPoint Energy, Inc.                             74,900             530,292
Entergy Corp.                                        53,400           2,354,406
Public Service Enterprise Group, Inc.                39,900           1,143,135
                                                                    -----------
                                                                      5,222,657
                                                                    -----------
Electrical & Electronic (2.1%)
Emerson Electric Co.                                 28,800           1,387,584
                                                                    -----------
Energy Equipment & Services (1.0%)
GlobalSantaFe Corp.                                  27,797             664,348
                                                                    -----------
Financial Services (6.5%)
Citigroup, Inc.                                      55,033           2,033,469
Household International, Inc.                        30,000             712,800
SLM Corp.                                            15,200           1,561,648
                                                                    -----------
                                                                      4,307,917
                                                                    -----------
Food Products & Services (2.5%)
ConAgra Foods, Inc.                                  68,100           1,651,425
                                                                    -----------
Household Durables (2.0%)
Newell Rubbermaid, Inc.                              42,000           1,361,640
                                                                    -----------
Industrial Conglomerates (1.9%)
Tyco International, Ltd.                             89,400           1,292,724
                                                                    -----------
Insurance (7.8%)
Allstate Corp.                                       63,500           2,526,030
John Hancock Financial Services, Inc.                36,900           1,081,170
MGIC Investment Corp.                                38,100           1,598,676
                                                                    -----------
                                                                      5,205,876
                                                                    -----------

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Schedule of Portfolio Investments, continued
October 31, 2002
                                                     Shares          Value
                                                     ------          -----

Common Stocks, continued
Machinery (3.0%)
ITT Industries, Inc.                                    30,800    $  2,001,384
                                                                  ------------
Multi-Utilities (0.2%)
Reliant Resources, Inc. (b)                             59,066         111,044
                                                                  ------------
Multiline Retail (4.1%)
May Department Stores Co.                               50,000       1,167,500
Sears, Roebuck & Co.                                    58,500       1,536,210
                                                                  ------------
                                                                     2,703,710
                                                                  ------------
Oil & Gas Exploration Products & Services (12.4%)
BP Amoco PLC ADR                                        49,300       1,895,585
ChevronTexaco Corp.                                     27,600       1,866,588
ConocoPhillips                                          42,023       2,038,116
Occidental Petroleum Corp.                              86,500       2,467,845
                                                                  ------------
                                                                     8,268,134
                                                                  ------------
Pharmaceuticals (4.4%)
Bristol-Myers Squibb Co.                                71,600       1,762,076
Merck & Co., Inc.                                       21,700       1,177,008
                                                                  ------------
                                                                     2,939,084
                                                                  ------------
Real Estate Investment Trust (2.1%)
Crescent Real Estate Equities Co.                       96,400       1,421,900
                                                                  ------------
Telecommunications (2.3%)
Verizon Communications                                  40,892       1,544,082
                                                                  ------------
Tobacco (7.7%)
Imperial Tobacco Group PLC ADR                          85,500       2,665,890
Phillip Morris Cos., Inc.                               60,000       2,445,000
                                                                  ------------
                                                                     5,110,890
                                                                  ------------
Total Common Stocks                                                 63,776,803
                                                                  ------------

Investment Companies (3.9%)
American AAdvantage U.S. Government                  2,585,006       2,585,006
                                                                  ------------
 Money Market Fund (c)
Total Investment Companies                                           2,585,006
                                                                  ------------

Total Investments (Cost $71,911,349) (a) - 99.9%                    66,361,809
Other assets in excess of liabilities - 0.1%                            95,476
                                                                  ------------
NET ASSETS - 100.0%                                               $ 66,457,285
                                                                  ============

____________
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 393,374. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation               $  9,143,263
    Unrealized depreciation                (14,692,803)
                                          ------------
    Net unrealized depreciation           $ (5,549,540)
                                          ============
(b) Represents non-income producing securities.
(c) Affilate.

ADR-American Depositary Receipt

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                       Principal
                                                     Amount/ Shares         Value
                                                     --------------         -----
Municipal Bonds (98.8%)
Guam (0.2%)
Guam Government, Series A, 5.90%,                   $   250,000         $    250,553
  9/1/05, Callable 3/1/03 @ 100, OID
Kansas (98.6%)
Anthony, Electric Revenue, 5.30%,                     1,215,000            1,231,427
  12/1/17, Callable 12/1/05 @ 100
Augusta, Electric System Revenue,                       135,000              136,146
  2.75%, 8/1/06, AMBAC
Augusta, Electric System Revenue,                       285,000              287,277
  3.00%, 8/1/07, AMBAC
Augusta, Electric System Revenue,                       295,000              297,546
  3.30%, 8/1/08, AMBAC
Barton County, School District #428,                  1,390,000            1,541,705
  Great Bend, GO, Series A, 5.30%, 9/1/15,
  Callable 9/1/06 @ 100
Bourbon County, School District #234,                   285,000              310,094
  GO, Series B, 5.63%, 9/1/11, Callable
  9/1/06 @ 100, FSA
Brown County, Horton School District                    500,000              531,035
  #430, GO, 5.38%, 9/1/13, Callable 9/1/06
  @ 100, FSA
Burlington, Environmental Improvement                 1,000,000            1,000,000
  Revenue, 2.50%*, 11/22/02
Butler & Sedgwick County, School                        370,000              382,332
  District #385, Andover, GO, 5.70%, 9/1/15,
  Callable 9/1/03 @ 100, FSA
Butler & Sedgwick County, School                      1,775,000            2,045,136
  District #385, GO, 5.60%, 9/1/12, FSA
Butler County, School District #402,                    500,000              511,675
  GO, 5.25%, 10/1/12, Callable 4/1/04 @
  100, FSA
Coffey County, GO, 4.65%, 9/1/05                        690,000              736,775
Coffeyville, Community College, COP,                    250,000              256,750
  5.88%, 10/1/14, Callable 10/1/04 @ 100
Coffeyville, Water & Sewer Revenue,                     465,000              470,436
  4.60%, 10/1/04, Callable 12/9/02 @
  100, AMBAC
Coffeyville, Water & Sewer Revenue,                     490,000              495,145
  4.70%, 10/1/05, Callable 12/11/02 @
  100, AMBAC
Cowley County, School District #470,                    500,000              559,850
  GO, 5.45%, 12/1/12, Pre-refunded 12/1/06
  @ 100, FGIC
Cowley County, School District #470,                  1,000,000            1,121,630
  GO, 5.50%, 12/1/16, Callable 12/1/06 @
  100, FGIC
Derby, Series 1, GO, 2.13%, 6/1/03,                   1,090,000            1,090,338
  Callable 12/9/02 @ 100
Dickinson County, Abilene School                        300,000              301,089
  District #435, GO, Series 1992, 5.60%, 4/1/03

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                         Principal
                                                       Amount/ Shares      Value
                                                       --------------      -----
Municipal Bonds, continued
Dodge City, Pollution Control Revenue,                $   700,000           720,678
  6.63%, 5/1/05 (b)
Dodge City, School District # 443, GO,                  1,000,000         1,042,060
  4.00%, 3/1/08, FGIC
Dodge City, School District #443, GO,                     360,000           374,764
  4.80%, 3/1/08, Callable 3/1/04 @ 100, FSA
Dodge City, School District #443, GO,                     250,000           260,903
  5.00%, 3/1/14, Callable 3/1/04 @ 100, FSA
Dodge City, School District #443, GO,                     975,000           999,180
  4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA
Douglas County, School District #497,                   1,000,000         1,100,630
  GO, 5.00%, 9/1/07
El Dorado, Water Utility System                           305,000           312,363
  Revenue, 4.45%, 10/1/03
El Dorado, Water Utility System                           350,000           372,880
  Revenue, 4.65%, 10/1/05
El Dorado, Water Utility System                           275,000           290,265
  Revenue, 4.70%, 10/1/06, Callable
  10/1/05 @ 100
El Dorado, Water Utility System                           200,000           209,154
  Revenue, 4.75%, 10/1/07, Callable
  10/1/05 @ 100
Ellsworth County, School District #328,                   500,000           522,100
  GO, 5.25%, 9/1/15, Callable 9/1/06 @
  100, FSA
Finney County, GO, 5.00%, 12/1/10,                        500,000           535,385
  Callable 12/1/07 @ 100, MBIA
Franklin County, GO, Series B, 4.75%,                     330,000           336,702
  9/1/05, Callable 9/1/03 @ 100
Franklin County, School District #290,                    500,000           524,815
  GO, 5.25%, 9/1/14, Callable 9/1/06 @
  100, FSA
Franklin County, School District #290,                    335,000           349,187
  GO, 5.30%, 9/1/16, Callable 9/1/06 @
  100, FSA
Garden City, GO, Series B, 5.45%,                         250,000           259,180
  11/1/04, Callable 11/1/03 @ 100, MBIA
Gove County, GO, 5.15%, 4/1/12,                           560,000           567,123
  Callable 4/1/03 @ 100.5, AMBAC, OID
Gray County, School District #102, GO,                    800,000           831,288
  5.00%, 9/1/15, Callable 9/1/08 @ 100
Gray County, School District #102, GO,                    250,000           271,340
  6.80%, 9/1/15, Callable 9/1/05 @ 100
Great Bend, Water System Revenue,                       1,000,000         1,012,730
  Series A, 5.15%, 9/1/19, Callable 9/1/08
  @ 100, OID
Harvey County, School District #373,                      500,000           549,470
  GO, 5.55%, 9/1/13, Callable 9/1/05 @
  100, FSA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2002

                                                    Principal
                                                  Amount/ Shares        Value
                                                  --------------        -----
Municipal Bonds, continued
Harvey County, School District #373,                $2,000,000       $2,024,739
  GO, 4.80%, 9/1/18, Callable 9/1/08 @
  100, FSA
Hays, GO, Series A, 5.15%, 9/1/09,                     250,000          257,215
  Pre-refunded 9/1/03 @ 100, FGIC
Hays, GO, Series A, 5.25%, 9/1/10,                     250,000          257,418
  Pre-refunded  9/1/03 @ 100, FGIC
Hays, Water & Sewer Revenue, 5.20%,                    260,000          264,558
  9/1/11, Callable 9/1/03 @ 100, MBIA
Jackson County, School District # 337,               1,220,000        1,214,583
  COP, 3.70%, 10/15/08, Callable 4/15/08
  @ 100
Jefferson County, School District #340,                300,000          323,322
  GO, 6.00%, 9/1/06, Pre-refunded 9/1/04 @
  100, FSA
Jefferson County, School District #340,                320,000          345,450
  GO, 6.10%, 9/1/07, Pre-refunded 9/1/04 @
  100, FSA
Jefferson County, School District #340,                330,000          356,836
  GO, 6.20%, 9/1/08, Pre-refunded 9/1/04 @
  100, FSA
Johnson County, Park and Recreation                  1,000,000        1,070,090
  Foundation, Revenue, 5.38%, 9/1/16,
  Callable 9/1/11 @ 100
Johnson County, Park and Recreation                  1,000,000        1,003,360
  Foundation, Revenue, Series A, 3.00%,
  3/1/04, Callable 3/1/03 @ 100, LOC
Johnson County, School District #232,                1,050,000        1,124,403
  GO, 5.40%, 9/1/14, Callable 9/1/07 @
  100, MBIA
Johnson County, School District #233,                1,000,000        1,055,440
  GO, 5.00%, 9/1/14, Callable 9/1/09 @
  100, FGIC
Johnson County, School District # 233,               1,855,000        1,907,775
  GO, 5.10%, 9/1/12, Pre-refunded 9/1/03 @
  100, FGIC
Johnson County, School District #512,                1,135,000        1,227,968
  GO, Series A, 4.60%, 10/1/08
Johnson County, School District #512,                  500,000          523,660
  GO, Series B, 5.25%, 10/1/17, Callable
  10/1/06 @ 100
Johnson County, Water District #001,                   250,000          258,080
  Revenue, 5.13%, 12/1/08, Callable
  12/1/03 @ 100
Johnson County, Water District #001,                 1,115,000        1,220,000
  Revenue, Series B, 5.25%, 12/1/05
Junction City, Water & Sewer, GO,                    1,620,000        1,656,693
  4.80%, 9/1/16, Callable 9/1/08 @ 100,
  MBIA, OID

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                  Principal
                                                                Amount/ Shares              Value
                                                                --------------              -----
Municipal Bonds, continued
Kansas City, GO, 5.45%, 4/1/17,                                   $   340,000            $   355,399
  Callable 10/1/06 @ 100, FGIC
Kansas City, GO, Series B, 5.38%,                                   1,500,000              1,592,310
  9/1/10, Callable 9/1/05 @ 100, MBIA
Kingman County, School District # 331,                                100,000                113,496
  GO, 7.00%, 10/1/05, FGIC
Kingman County, School District #331,                               1,545,000              1,794,286
  GO, 5.80%, 10/1/16, Callable 10/1/10 @
  100, FGIC, OID
Labette County, Single Family                                         115,000                115,238
  Mortgage Revenue, 7.65%, 12/1/11,
  Callable 6/1/08 @ 103, GNMA
Lawrence Kansas Hospital Revenue,                                   1,000,000              1,097,990
  6.00%, 7/1/19, Callable 7/1/09 @ 100
Lawrence, Sales Tax, GO, Series V,                                    500,000                528,100
  5.50%, 9/1/12, Callable 9/1/04 @ 100
Lawrence, Water & Sewer System                                        395,000                418,649
  Revenue, 5.70%, 11/1/11, Callable
  11/1/05 @ 100
Lawrence, Water & Sewer System                                        505,000                528,250
  Revenue, 5.25%, 11/1/15, Callable
  11/1/06 @ 100
Lawrence, Water & Sewer System                                        250,000                259,930
  Revenue, 5.20%, 11/1/16, Callable
  11/1/06 @ 100
Leavenworth County, School District                                   460,000                481,358
  #453, GO, 4.80%, 9/1/12, Callable 9/1/07
  @ 100, FGIC, OID
Leavenworth County, School District                                   340,000                362,392
  #469, GO, 4.60%, 9/1/05, FSA
Leawood, GO, 5.25%, 9/1/16, Callable                                  340,000                363,871
  9/1/09 @ 100
Leawood, GO, Series A, 5.25%, 9/1/09,                                 250,000                268,848
  Callable 9/1/06 @ 100
Leawood, GO, Series A, 5.35%, 9/1/10,                                 250,000                268,530
  Callable 9/1/06 @ 100
Leawood, GO, Series A, 5.40%, 9/1/11,                                 375,000                402,345
  Callable 9/1/06 @ 100
Leawood, GO, Series B, 5.00%, 9/1/10,                                 400,000                422,888
  Callable 9/1/06 @ 100
Lyon County, School District #253,                                    650,000                679,965
  GO, 5.60%, 10/1/10, Callable 10/1/03 @ 102
Manhattan, GO, 5.40%, 11/1/16,                                        405,000                422,273
  Callable 11/1/04 @ 100
Manhattan, GO, Series 189, 5.85%,                                     250,000                250,000
  11/1/02, Callable 11/1/04 @ 100
Marion County, School District #411,                                  660,000                679,655
  GO, 5.30%, 4/1/13, Callable 4/1/03 @ 101.5
McPherson County, School District #                                   500,000                496,455
  400, GO, 3.00%, 9/1/08, FGIC

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                  Principal
                                                                Amount/ Shares                 Value
                                                                --------------                 -----
Municipal Bonds, continued
McPherson County, School District #                              $   250,000                $  241,945
  400, GO, 3.00%, 9/1/09, FGIC, OID
McPherson County, School District                                    250,000                   262,943
  #400, GO, 5.20%, 12/1/10, Callable
  12/1/05 @ 100, FGIC
McPherson County, School District                                    250,000                   262,038
  #400, GO, 5.25%, 12/1/12, Callable
  12/1/05 @ 100, FGIC
McPherson, Series A, GO, 3.70%,                                    1,000,000                 1,008,910
  11/1/04, Callable 5/1/03 @ 100
Meade, Industrial Revenue, 6.50%, 10/1/06                          1,000,000                 1,151,950
Miami County, School District #367,                                  550,000                   591,283
  GO, Series A, 5.85%, 9/1/13, Pre-refunded
  9/1/04 @ 100, AMBAC
Miami County, School District #367,                                  900,000                   934,254
  GO, Series A, 5.00%, 9/1/16, Callable
  9/1/08 @ 100, FGIC, OID
Newton, Wastewater Treatment System                                  700,000                   718,270
  Revenue, 4.90%, 3/1/12, Callable 3/1/07
  @ 100
Olathe, Health Facility Revenue, Series A                          1,000,000                 1,000,000
  2.00%*, 11/1/02, Callable 9/1/03 @ 100
Olathe, Health Facility Revenue, Series A                          1,000,000                 1,024,150
  5.20%, 9/1/17, Callable 9/1/05 @ 100, AMBAC
Olathe, Multifamily Housing Revenue,                                 130,000                   134,791
  5.50%, 6/1/04, FNMA
Olathe, Recreational Facilities Revenue,                           1,600,000                 1,600,000
  2.10%*, 11/1/02
Pawnee County, School District #495,                                 255,000                   262,255
  GO, 5.10%, 9/1/04, Pre-refunded 9/1/03 @
  100, FSA, OID
Pottawatomie County, School District                                 700,000                   715,288
  #322, GO, 4.95%, 10/1/12, Callable
  10/1/04 @ 100
Pratt, Electric System Revenue, 6.60%,                               250,000                   289,093
  11/1/07, AMBAC
Pratt, Electric System Revenue, 4.95%,                               635,000                   665,531
  11/1/10, Callable 11/1/05 @ 101, AMBAC
Pratt, Electric System Revenue, 5.00%,                               415,000                   435,899
  11/1/11, Callable 11/1/05 @ 101, AMBAC
Rice County, Union School District                                   755,000                   787,767
  #444, 5.08%, 9/1/14, Callable 9/1/07 @ 100
Riley County, School District #383,                                1,000,000                 1,070,510
  GO, 5.00%, 11/1/14, Callable 11/1/11
  @100 MBIA
Salina Hospital Revenue, 5.30%,                                      750,000                   768,465
  10/1/13, Callable 10/1/03 @100, AMBAC
Salina, Water & Sewer Revenue, 2.90%,                                350,000                   351,281
  9/1/07, FSA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                  Principal
                                                                Amount/ Shares                        Value
                                                                --------------                        -----
Municipal Bonds, continued
Saline County, School District #305,                              $2,025,000                       $2,096,299
  GO, 4.75%, 9/1/14, Callable 9/1/08
  @100, FSA
Saline County, School District #305,                               1,000,000                        1,087,550
  GO, 5.50%, 9/1/17, Callable 9/1/11 @
  100, FSA
Sedgwick & Shawnee Counties, Single                                1,125,000                        1,206,214
  Family Revenue, Series A-2, 6.70%, 6/1/29
Sedgwick & Shawnee Counties, Single                                  130,000                          131,941
  Family Revenue, Series B-1, 8.05%,
  5/1/14, GNMA
Sedgwick County, Family Mortgage,                                    425,000                          447,763
  Series A-2, 6.50%, 12/1/16, Callable
  12/1/07 @ 105, GNMA
Sedgwick County, School District #                                 1,000,000                        1,048,610
  259, GO, 4.00%, 10/1/08
Sedgwick County, School District #260, GO                          1,595,000                        1,757,307
  5.50%, 10/1/13, Callable 10/1/09 @ 100,
  FGIC
Sedgwick County, School District #260,                             1,675,000                        1,829,485
  GO, 5.50%, 10/1/14, Callable 10/1/09 @
  100, FGIC, OID
Sedgwick County, School District #261,                             1,525,000                        1,551,230
  GO, 4.75%, 11/1/17, Callable 11/1/09 @
  100, FSA
Sedgwick County, School District #265,                             1,000,000                        1,067,510
  GO, 4.30%, 10/1/07, FSA
Sedgwick County, School District #266,                               650,000                          663,312
  GO, 5.25%, 9/1/13, Callable 9/1/04 @
  101, FGIC
Sedgwick County, Series A, GO,                                     1,500,000                        1,574,760
  2.88%, 8/1/05
Seward County, School District #480,                               1,640,000                        1,705,764
  GO, 5.00%, 9/1/14, Callable 9/1/06 @
  100, FSA, OID
Seward County, School District #483,                                 600,000                          633,324
  Kismet-Plains, GO, 5.20%, 10/1/12,
  Callable 10/1/06 @ 100
Shawnee County, COP, 4.50%, 12/1/08                                  515,000                          544,031
Shawnee County, GO, Series B, 5.50%,                                 250,000                          257,823
  9/1/09, Pre-refunded 9/1/03 @ 100
Shawnee County, GO, Series B, 5.50%,                                 250,000                          257,823
  9/1/11, Pre-refunded 9/1/03 @ 100
Shawnee County, Health Care Revenue,                                 500,000                          519,880
  5.15%, 8/15/10, Callable 8/15/05 @ 100,
  FSA
Shawnee County, School District #345,                              1,590,000                        1,656,653
  GO, 4.75%, 9/1/11, Callable 9/1/04 @
  101.5, MBIA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                               Principal
                                                             Amount/ Shares                 Value
                                                             --------------                 -----
Municipal Bonds, continued
Shawnee County, School District #345,                          $   250,000               $   268,318
  GO, 5.75%, 9/1/11, Pre-refunded 9/1/04 @
  100, MBIA
Shawnee County, School District #501,                            1,515,000                 1,606,491
  GO, 4.35%, 2/1/06, OID
Shawnee County, School District #501,                            1,425,000                 1,496,236
  GO, 4.38%, 2/1/07, Callable 2/1/06 @
  100, OID
State, Department of Transportation                              1,000,000                 1,050,130
  Highway Revenue, Series A, 4.00%, 9/1/08
State, Department of Transportation,                             1,000,000                 1,142,960
  Highway Revenue, 5.50%, 9/1/14
State, Department of Transportation,                             2,000,000                 2,000,000
  Highway Revenue, Series C-1, 1.85%*,
  9/1/20, Callable 9/1/16 @ 100
State, Development Finance Authority                               345,000                   355,892
  Educational, 4.80%, 10/1/08, Callable
  10/1/04 @ 100, AMBAC
State, Development Finance Authority                               500,000                   513,415
  Educational, 5.00%, 10/1/12, Callable
  10/1/04 @ 100, AMBAC
State, Development Finance Authority                               250,000                   259,378
  Revenue, 5.13%, 6/1/06, Callable 6/1/03
  @ 102, AMBAC
State, Development Finance Authority                             1,000,000                 1,058,870
  Revenue, 4.20%, 6/1/07, FSA, OID
State, Development Finance Authority                               500,000                   539,040
  Revenue, 5.00%, 8/1/11, Callable 8/1/09
  @ 100, MBIA
State, Development Finance Authority                             1,000,000                 1,070,000
  Revenue, 5.50%, 5/1/14, Callable 5/1/07
  @ 100
State, Development Finance Authority                             1,500,000                 1,655,595
  Revenue, 5.50%, 8/1/15, Callable 8/1/11
  @ 100, MBIA
State, Development Finance Authority                             1,000,000                 1,014,580
  Revenue, 5.00%, 4/1/19, Callable 4/1/09
  @ 100, AMBAC
State, Development Finance Authority                               500,000                   526,325
  Revenue, Series J, 5.40%, 4/1/10,
  Callable 4/1/05 @ 100
State, Development Finance Authority                             2,000,000                 2,064,779
  Revenue, Water Pollution Control,
  5.00%, 11/1/19, Callable 11/1/11 @ 100
State, Development Finance Authority,                            1,000,000                 1,128,630
  Health Facilities Revenue, Series K,
  5.75%, 11/15/12, Callable 11/15/11 @
  100, MBIA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                  Principal
                                                                Amount/ Shares     Value
                                                                --------------     -----
Municipal Bonds, continued
State, Development Finance Authority,                          $ 1,000,000      $ 1,000,000
  Health Facilities Revenue,  Hays Medical
  Center Inc., Series N, 2.00%*, 5/15/26, LOC
State, Development Finance Authority,                              500,000          529,250
  Health Facilities Revenue, Hays Medical
  Center Inc., 5.50%, 11/15/17, Callable
  11/15/07 @ 100, MBIA
State, Development Finance Authority,                              500,000          538,900
  Health Facilities Revenue, Hays Medical
  Center Inc., Series B, 5.38%, 11/15/10,
  Callable 11/15/07 @ 100, MBIA
State, Development Finance Authority,                              500,000          531,885
  Health Facilities Revenue, St. Lukes,
  5.38%, 11/15/16, Callable 11/15/06 @
  102, MBIA
State, Development Finance Authority,                              475,000          521,773
  Health Facilities Revenue, Stormont
  Health Care, 5.40%, 11/15/05, MBIA
State, Development Finance Authority,                              500,000          564,965
  Health Facilities Revenue, Stormont
  Health Care, 5.75%, 11/15/10, Callable
  11/15/06 @ 100, MBIA
State, Development Finance Authority,                            1,000,000        1,088,760
  Health Facilities Revenue, Stormont
  Health Care, 5.80%, 11/15/16, Callable
  11/15/06 @ 100, MBIA
State, Development Finance Authority,                            1,400,000        1,400,000
  Health Facilities Revenue, Stormont
  Health Care, 2.00%*, 11/15/23, Callable
  11/15/03 @ 100
State, Development Finance Authority,                            1,000,000        1,000,000
  Lease Revenue, 2.00%*, 11/1/02, Callable
  12/1/05 @ 100
State, Development Finance Authority,                            1,000,000        1,057,550
  Public Water Supply Revenue, 4.15%,
  4/1/06, OID
State, Development Finance Authority,                            1,000,000        1,008,490
  Revenue, 4.25%, 3/1/03, AMBAC
State, Development Finance Authority,                            1,000,000        1,091,990
  Water Pollution Control Revenue, 5.25%,
   5/1/11, Callable 11/1/08  @ 100, LOC
State, Development Finance Authority,                            1,000,000        1,059,620
  Water Supply, 4.40%, 4/1/06, AMBAC
State, Independent College Finance                               1,500,000        1,519,125
  Authority Educational Facilities Revenue,
  6.00%, 10/1/21, Callable 10/1/06 @ 100
State, Turnpike Authority Revenue,                               1,915,000        2,122,374
  5.50%, 9/1/06, AMBAC

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                 Principal
                                                               Amount/ Shares                      Value
                                                               --------------                      -----
Municipal Bonds, continued
State, Turnpike Authority Revenue,                             $   260,000                      $   272,303
  5.40%, 9/1/09, Callable 9/1/03 @ 102,
  AMBAC
Sumner County, School District #357,                               375,000                          385,759
  Belle Plaine, GO, 5.55%, 9/1/13, Callable
   9/1/03 @ 100, AMBAC
Topeka & Shawnee County, Public                                  1,145,000                        1,197,418
  Library District, GO, 4.00%, 9/1/08,
  AMBAC
University of Kansas Hospital Authority,                         1,645,000                        1,774,626
   5.50%, 9/1/15, Callable 9/1/09 @ 100,
  AMBAC
Washburn University of Topeka,                                     435,000                          477,125
  Revenue, 5.30%, 7/1/06, AMBAC
Washburn University of Topeka,                                     460,000                          510,485
  Revenue, 5.35%, 7/1/07, AMBAC
Washburn University of Topeka,                                     485,000                          542,817
  Revenue, 5.45%, 7/1/08, AMBAC
Wellington, Water & Sewer Revenue,                               1,000,000                        1,034,470
  5.15%, 5/1/18, Callable 5/1/08 @ 100,
  AMBAC
Wichita, GO, 4.70%, 9/1/12, Callable                               315,000                          325,181
  9/1/04 @ 101
Wichita, GO, Series 746, 5.30%,                                    750,000                          786,075
  9/1/12, Callable 9/1/04 @ 101
Wichita, Hospital Facilities Revenue,                              295,000                          304,611
  Series III, 5.00%, 11/15/13, Callable
  11/15/11 @ 101
Wichita, Hospital Facilities Revenue,                              335,000                          345,774
  Series III, 5.25%, 11/15/15, Callable
  11/15/11 @ 101
Wichita, Hospital Facilities Revenue,                              500,000                          513,895
  Series III, 5.50%, 11/15/17, Callable
  11/15/11 @ 101, OID
Wichita, Hospital Improvements Series                            1,215,000                        1,279,128
  XI, Revenue, 5.00%, 11/15/04
Wichita, Hospital Improvements Series                            2,085,000                        2,256,803
  XI, Revenue, 5.40%, 11/15/08
Wichita, Hospital Improvements Series                            2,000,000                        2,183,279
  XI, Revenue, 6.75%, 11/15/19, Callable
  11/15/09 @ 101
Wichita, Hospital Revenue, 6.00%,                                  329,000                          343,466
  7/1/04, Callable 12/27/02 @ 100, OID
Wichita, Hospital Revenue, 6.38%,                                  600,000                          641,904
  11/15/19, Callable 11/15/09 @ 101, OID
Wichita, Multifamily Housing Revenue,                              660,000                          675,319
  5.90%, 12/1/16, Callable 12/1/05 @ 102
Wichita, Water & Sewer Revenue,                                    405,000                          421,617
  4.75%, 10/1/08, Callable 10/1/04 @ 101, FGIC

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2002

                                                                 Principal
                                                              Amount/ Shares        Value
                                                              --------------        -----
Municipal Bonds, continued
Wichita, Water & Sewer Revenue,                                $   900,000     $     932,364
  4.88%, 10/1/09, Callable 10/1/04 @ 101, FGIC
Wichita, Water & Sewer Revenue,                                  2,000,000         2,073,659
  4.70%, 10/1/12, Callable 10/1/05 @ 101, FGIC
Wyandotte County, Government Utility                               950,000         1,022,913
  System Revenue, 5.00%, 9/1/05, AMBAC
Wyandotte County, Government Utility                             1,975,000         2,251,420
  System Revenue, 6.00%, 5/1/15, Callable
  5/1/11 @ 100, MBIA
Wyandotte County, Government Utility                             2,000,000         2,024,539
  System Revenue, 4.75%, 9/1/18, Callable
  3/1/09 @ 101, MBIA, OID
Wyandotte County, School District                                1,805,000         2,002,990
  #500, GO, 5.25%, 9/1/12, Callable 9/1/11
  @ 100, FSA
Wyandotte County, Unified                                        1,075,000         1,067,454
  Government, Series A, GO, 3.00%,
   8/1/08, MBIA
Wyandotte County, University, GO,                                1,500,000         1,586,550
                                                                                 -----------
  4.30%, 9/1/05, AMBAC
                                                                                 149,075,568
                                                                                 -----------
Total Municipal Bonds                                                            149,326,121
                                                                                 -----------
Investment Companies  (0.8%)
Federated Tax-Exempt Money Market Fund                           1,213,158         1,213,158
                                                                                 -----------
Total Investment Companies                                                         1,213,158
                                                                                 -----------
Total Investments (Cost $143,840,288) (a) - 99.6%                                150,539,279
Other assets in excess of liabilities  -  0.4%                                       539,555
                                                                                 -----------
NET ASSETS - 100.0%                                                            $ 151,078,834
                                                                                 ===========

_____________
 * Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2002. Maturity date reflects next rate change date.
(a) Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:
Unrealized appreciation     $ 6,831,193
Unrealized depreciation        (132,202)
                              ---------
Net unrealized appreciation $ 6,698,991
                              ---------
(b) Represents non-income producing securities.
AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Federal National Mortgage Association
FSA - Insured by Financial Security Assurance Inc.
GNMA - Government National Mortgage Assoc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Insured by Municipal Bond Insurance Assoc.
OID - Original Issue Discount
COP- Certificate of Participation

                        See Notes to Financial Statements

American Independence Funds Trust
Notes to Financial Statements
October 31, 2002

1. Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes of shares: Institutional and Class A. The Class A Shares, may be subject to higher 12b-1 distribution fees. The Kansas Tax-Exempt Bond Fund is the only fund which currently offers the Class A Shares. All other funds offer the Institutional Shares only.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "Portfolio"), an open-end investment company that has the same investment objectives as the Fund. The percentage of the Portfolio owned by the Fund as of October 31, 2002 was approximately 4.91%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Accounting Pronouncement:

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities.

Effective November 1, 2001 the Funds adopted the new pronouncement. The change in accounting had no material impact on the Funds' financial statements.

Investment Valuation:

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment advisor (or the sub-advisor) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

                                    Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2002


Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no such securities as of October 31, 2002.

Repurchase Agreements:

The Funds may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the values of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.

Investment Transactions and Related Income:

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis.

Distributions to Shareholders:

Distributions from net investment income for the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

                                    Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2002


These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the "Advisor") are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.25% of the Money Market Fund; 0.40% of the UltraShort Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Advisor is party to sub-investment advisory agreements under which the sub-advisors are entitled to receive a fee from the Advisor. The individual sub-advisors are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund. AMR has retained Barrow, Hanley, Mewhinney & Strauss, Inc. to provide portfolio investment management and related recordkeeping services for the Stock Fund.

     Galliard Capital Management, Inc. - The UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of The BISYS Group, Inc. Certain officers of the Fund are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Fund.

The Trust and BISYS (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

The Trust and BISYS (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Institutional Shares of each Fund and 0.75% of the average daily net assets of the Class A Shares of each Fund.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting agreements, BISYS Inc., receives from each fund a minimum annual fee, plus out of pocket charges.

                                    Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2002


Other financial organizations ("Service Organizations"), including affiliates of the Advisor, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

Fees may be voluntarily reduced to ensure the Funds maintain the following expense ratios: Money Market Fund, 0.59%; UltraShort Bond Fund, 0.65%; Intermediate Bond Fund, 0.76%; Stock Fund, 1.29%; International Multi-Manager Stock Fund, 1.29%; and Kansas Tax-Exempt Bond Fund, 0.60%.

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Institutional and Class A. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2002 were as follows:

                                            Purchases                Sales
                                           ------------          ------------
UltraShort Bond Fund                       $ 22,557,638          $ 33,432,911
Intermediate Bond Fund                       60,085,166            60,585,676
Stock Fund                                   24,671,530            21,577,224
Kansas Tax-Exempt Bond Fund                  18,477,275            19,997,597

Contributions and withdrawals of the Portfolio for the year ended October 31, 2002 totaled:

                                          Contributions          Withdrawals
                                          -------------         -------------
International Multi-Manager Stock Fund    $ 449,040,000         $ 430,274,000

6. Concentration of Credit Risk:

The Money Market Fund's policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' ability to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 2002, the Fund had the following concentrations by industry sector (as a percentage of total investments):

General Obligation                             39%
Hospitals                                      12%
Housing                                         2%

                                    Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2002


Industrial Revenue                               2%
Miscellaneous                                   12%
Money Market Instruments                         8%
Refunded Bonds                                  10%
Transportation                                   3%
Utilities                                       12%
                                               ----
                                               100%
                                               ====

7. Federal Income Tax Information:

At October 31, 2002, the following Funds had a capital loss carryforward which is available to offset future capital gains, if any:


                                                    Amount          Expires
                                                  ----------        -------

UltraShort Bond Fund                              $   55,020          2010
Stock Fund                                         4,218,107          2008
Stock Fund                                         3,562,180          2010
International Multi-Manager Stock Fund             1,673,635          2009
International Multi-Manager Stock Fund             3,913,974          2010
Kansas Tax-Exempt Bond Fund                          617,546          2008
Kansas Tax-Exempt Bond Fund                        1,379,613          2009

It is the intent of the Funds to use these carryforwards to offset future capital gains.

8. Other Federal Income Tax Information (unaudited):

For the taxable year ended October 31, 2002, 100% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporations.

During the taxable year ended August 31, 2002, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $5,907,121.

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2002 was as follows:

                                  Dividends paid from
                            --------------------------------
                                              Net Long                                                         Total
                           Ordinary          Term Capital      Total Taxable    Tax Exempt    Tax Return     Dividends
                            Income               Gains            Dividends      Dividends    of Capital        Paid
Money Market Fund         $ 1,214,143        $          -       $ 1,214,143     $      -      $     -       $ 1,214,143

UltraShort Bond Fund        1,828,331             212,281         2,040,612            -            -         2,040,612
Intermediate Bond Fund      2,299,658                   -         2,299,658            -            -         2,299,658
Stock Fund                  1,030,963                   -         1,030,963            -            -         1,030,963

International
Multi-Manager Stock Fund      325,334                   -           325,334            -            -           325,334

As of October 31, 2002 the components of accumulated earnings on a tax basis was as follows:

                                    Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2002


                Undistributed Undistributed  Undistributed Accumulated   Dividends     Accumulated     Unrealized       Total
                 Tax Exempt      Ordinary      Long-Term     Earnings     Payable      Capital and   Appreciation/   Accumulated
                   Income         Income     Capital Gains                            Other Losses    Depreciation    Earnings/
                                                                                                                      (Deficit)

                ------------------------------------------------------------------------------------------------------------------
Money Market          $    -       $ 96,723     $       -   $   96,723   $ (79,034)    $         -    $          -  $      17,689
Fund
UltraShort                 -        142,154             -      142,154    (137,289)        (55,020)        693,743        643,588
Bond Fund
Intermediate               -        295,688       144,183      439,871    (203,978)              -       2,261,585      2,497,478
Bond Fund
Stock Fund                 -        937,321             -      937,321           -      (7,780,287)     (5,845,917)   (12,688,883)
International              -        819,517             -            -           -      (5,587,609)       (734,559)    (5,502,651)
Multi-Manager
Stock Fund

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                 Year ended          Year ended         Year ended         Year ended
                                              October 31, 2002    October 31, 2001   October 31, 2000   October 31,1999
                                              ----------------    ----------------   ----------------   ---------------
Net Asset Value, Beginning of Period           $          1.00    $           1.00   $           1.00   $          1.00
                                              ----------------    ----------------   ----------------   ---------------
Investment Activities
 Net investment income                                   0.015               0.045              0.058             0.046
                                              ----------------    ----------------   ----------------   ---------------
 Total from Investment Activities                        0.015               0.045              0.058             0.046
                                              ----------------    ----------------   ----------------   ---------------
Distributions
 Net investment income                                  (0.015)             (0.045)            (0.058)           (0.046)
                                              ----------------    ----------------   ----------------   ---------------
 Total Distributions                                    (0.015)             (0.045)            (0.058)           (0.046)
                                              ----------------    ----------------   ----------------   ---------------
Change in net asset value                                    -                   -                  -                 -
                                              ----------------    ----------------   ----------------   ---------------
Net Asset Value, End of Period                 $          1.00    $           1.00   $           1.00   $          1.00
                                              ================    ================   ================   ===============
Total Return (excludes sales charge)                      1.55%               4.63%              5.95%             4.70%
Ratios/Supplemental Data:
Net Assets at end of year (000)                $        72,022    $         73,298   $         73,727   $        97,364
Ratio of expenses to average net assets                   0.58%               0.59%              0.60%             0.59%
Ratio of net investment income to average
 net assets                                               1.53%               4.65%              5.76%             4.61%
Ratio of expenses to average net assets*                  1.12%               1.12%              1.13%             1.13%


                                                 Year ended
                                              October 31, 1998
                                              ----------------
Net Asset Value, Beginning of Period           $          1.00
                                              ----------------
Investment Activities
 Net investment income                                   0.050
                                              ----------------
 Total from Investment Activities                        0.050
                                              ----------------
Distributions
 Net investment income                                  (0.050)
                                              ----------------
 Total Distributions                                    (0.050)
                                              ----------------
Change in net asset value                                    -
                                              ----------------
Net Asset Value, End of Period                 $          1.00
                                              ================
Total Return (excludes sales charge)                      5.13%
Ratios/Supplemental Data:
Net Assets at end of year (000)                $        50,746
Ratio of expenses to average net assets                   0.67%
Ratio of net investment income to average
 net assets                                               5.04%
Ratio of expenses to average net assets*                  1.03%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                              Year ended         Year ended         Year ended         Year ended
                                                           October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                                           ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period                         $      10.40       $       9.96       $       9.90       $      10.20
                                                             ------------       ------------       ------------       ------------
Investment Activities
  Net investment income                                              0.38               0.53               0.56               0.53
  Net realized/ unrealized gains/ losses from investments           (0.18)              0.44               0.06              (0.30)
                                                             ------------       ------------       ------------       ------------
  Total from Investment Activities                                   0.20               0.97               0.62               0.23
                                                             ------------       ------------       ------------       ------------
Distributions
  Net investment income                                             (0.38)             (0.53)             (0.56)             (0.53)
  Net realized gains from investment transactions                   (0.05)                 -                  - (a)              -
                                                             ------------       ------------       ------------       ------------
  Total Distributions                                               (0.43)             (0.53)             (0.56)             (0.53)
                                                             ------------       ------------       ------------       ------------
Change in net asset value                                           (0.23)              0.44               0.06              (0.30)
                                                             ------------       ------------       ------------       ------------
Net Asset Value, End of Period                               $      10.17       $      10.40       $       9.96       $       9.90
                                                             ============       ============       ============       ============
Total Return (excludes sales charge)                                 2.02%             10.02%              6.47%              2.35%
Ratios/Supplemental Data:
Net Assets at end of year (000)                              $     48,579       $     47,624       $     51,984       $     61,302
Ratio of expenses to average net assets                              0.65%              0.65%              0.64%              0.65%
Ratio of net investment income to average net assets                 3.71%              5.26%              5.64%              5.31%
Ratio of expenses to average net assets*                             1.33%              1.28%              1.29%              1.30%
Portfolio turnover rate                                             66.57%             65.87%             57.96%             58.94%


                                                                Year ended
                                                              October 31, 1998
                                                              ----------------
Net Asset Value, Beginning of Period                            $      10.08
                                                                ------------
Investment Activities
  Net investment income                                                 0.57
  Net realized/ unrealized gains/ losses from investments               0.12
                                                                ------------
  Total from Investment Activities                                      0.69
                                                                ------------
Distributions
  Net investment income                                                (0.57)
  Net realized gains from investment transactions                          -
                                                                ------------
  Total Distributions                                                  (0.57)
                                                                ------------
Change in net asset value                                               0.12
                                                                ------------
Net Asset Value, End of Period                                  $      10.20
                                                                ============
Total Return (excludes sales charge)                                    6.96%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                 $     61,371
Ratio of expenses to average net assets                                 0.67%
Ratio of net investment income to average net assets                    5.59%
Ratio of expenses to average net assets*                                1.13%
Portfolio turnover rate                                                55.75%

(a) Distribution per share was less than $0.005
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                             Year ended         Year ended         Year ended        Year ended
                                                          October 31, 2002   October 31, 2001   October 31, 2000  October 31, 1999
                                                          ----------------   ----------------   ----------------  ----------------
Net Asset Value, Beginning of Period                      $          10.54   $           9.82   $           9.86  $          10.43
                                                          ----------------   ----------------   ----------------  ----------------
Investment Activities

  Net investment income                                               0.55               0.56               0.58              0.57
  Net realized/ unrealized gains/losses from investments              0.15               0.72              (0.04)            (0.56)
                                                          ----------------   ----------------   ----------------  ----------------
  Total from Investment Activities                                    0.70               1.28               0.54              0.01
                                                          ----------------   ----------------   ----------------  ----------------
Distributions

  Net investment income                                              (0.53)             (0.56)             (0.58)            (0.58)
                                                          ----------------   ----------------   ----------------  ----------------
  Total Distributions                                                (0.53)             (0.56)             (0.58)            (0.58)
                                                          ----------------   ----------------   ----------------  ----------------
Change in net asset value                                             0.17               0.72              (0.04)            (0.57)
                                                          ----------------   ----------------   ----------------  ----------------
Net Asset Value, End of Period                            $          10.71   $          10.54   $           9.82  $           9.86
                                                          ================   ================   ================  ================
Total Return (excludes sales charge)                                  6.87%             13.35%              5.75%             0.11%
Ratios/Supplemental Data:
  Net Assets at end of year (000)                         $         48,006   $         45,447   $         46,092  $         56,091
  Ratio of expenses to average net assets                             0.76%              0.76%              0.76%             0.76%
  Ratio of net investment income to average net assets                5.29%              5.49%              6.01%             5.69%
  Ratio of expenses to average net assets*                            1.33%              1.29%              1.31%             1.31%
  Portfolio turnover rate                                           135.72%             93.61%             37.86%            46.98%

                                                                Year ended
                                                             October 31, 1998
                                                             ----------------
Net Asset Value, Beginning of Period                         $          10.21
                                                             ----------------
Investment Activities

  Net investment income                                                  0.59
  Net realized/ unrealized gains/losses from investments                 0.22
                                                               --------------
  Total from Investment Activities                                       0.81
                                                               --------------
Distributions

  Net investment income                                                 (0.59)
                                                               --------------
  Total Distributions                                                   (0.59)
                                                               --------------
Change in net asset value                                                0.22
                                                               --------------
Net Asset Value, End of Period                                 $        10.43
                                                               ==============
Total Return (excludes sales charge)                                     8.16%
Ratios/Supplemental Data:
  Net Assets at end of year (000)                              $       52,993
  Ratio of expenses to average net assets                                0.78%
  Ratio of net investment income to average net asset                    5.74%
  Ratio of expenses to average net assets*                               1.14%
  Portfolio turnover rate                                               39.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                               Year ended        Year ended         Year ended         Year ended
                                                            October 31, 2002  October 31, 2001   October 31, 2000   October 31, 1999
                                                            ----------------  ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period                          $      10.64      $      11.09       $      10.33       $      12.07
                                                              ------------      ------------       ------------       ------------
Investment Activities
  Net investment income                                               0.17              0.15               0.18               0.11
  Net realized/ unrealized gains/ losses from investments            (1.56)            (0.42)              1.09              (0.03)
                                                              ------------      ------------       ------------       ------------
  Total from Investment Activities                                   (1.39)            (0.27)              1.27               0.08
                                                              ------------      ------------       ------------       ------------
Distributions
  Net investment income                                              (0.15)            (0.18)             (0.11)             (0.09)
  Net realized gains from investment transactions                        -                 -              (0.40)             (1.73)
                                                              ------------      ------------       ------------       ------------
  Total Distributions                                                (0.15)            (0.18)             (0.51)             (1.82)
                                                              ------------      ------------       ------------       ------------
Change in net asset value                                            (1.54)            (0.45)              0.76              (1.74)
                                                              ------------      ------------       ------------       ------------
Net Asset Value, End of Period                                $       9.10      $      10.64       $      11.09       $      10.33
                                                              ============      ============       ============       ============
Total Return (excludes sales charge)                                (13.32%)           (2.45%)            13.39%              0.56%
Ratios/Supplemental Data:
Net Assets at end of year (000)                               $     66,457      $     73,463       $     83,791       $    103,380
Ratio of expenses to average net assets                               1.29%             1.29%              1.26%              1.29%
Ratio of net investment income to average net assets                  1.65%             1.27%              1.76%              0.89%
Ratio of expenses to average net assets*                              1.87%             1.86%              1.83%              1.84%
Portfolio turnover rate                                              30.01%            34.00%             87.85%            112.35%


                                                                 Year ended
                                                              October 31, 1998
                                                              -----------------
Net Asset Value, Beginning of Period                            $      11.31
                                                                ------------
Investment Activities
  Net investment income                                                 0.07
  Net realized/ unrealized gains/ losses from investments               1.28
                                                                ------------
  Total from Investment Activities                                      1.35
                                                                ------------
Distributions
  Net investment income                                                (0.05)
  Net realized gains from investment transactions                      (0.54)
                                                                ------------
  Total Distributions                                                  (0.59)
                                                                ------------
Change in net asset value                                               0.76
                                                                ------------
Net Asset Value, End of Period                                  $      12.07
                                                                ============
Total Return (excludes sales charge)                                   12.49%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                 $    100,524
Ratio of expenses to average net assets                                 1.32%
Ratio of net investment income to average net assets                    0.66%
Ratio of expenses to average net assets*                                1.70%
Portfolio turnover rate                                               102.36%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                            Year ended         Year ended         Year ended          Year ended
                                                         October 31, 2002   October 31, 2001   October 31, 2000    October 31, 1999
                                                         ----------------   ----------------   ----------------    ----------------
Net Asset Value, Beginning of Period                       $       9.24       $      12.70       $     13.15         $      11.14
                                                           ------------       ------------       -----------         ------------
Investment Activities
  Net investment income                                            0.10               0.12              0.16                 0.21
  Net realized/unrealized gains/ losses from investments          (1.05)             (1.97)             0.17                 1.95
                                                           ------------       ------------       -----------         ------------
  Total from investment activities                                (0.95)             (1.85)             0.33                 2.16
                                                           ------------       ------------       -----------         ------------
Distributions
  Net investment income                                           (0.06)             (0.08)            (0.18)               (0.15)
  Net realized gains from investment transactions                     -              (1.53)            (0.60)                   -
                                                           ------------       ------------       -----------         ------------
  Total Distributions                                             (0.06)             (1.61)            (0.78)               (0.15)
                                                           ------------       ------------       -----------         ------------
  Change in net asset value                                       (1.01)             (3.46)            (0.45)                2.01
                                                           ------------       ------------       -----------         ------------
Net Asset Value, End of Period                             $       8.23       $       9.24       $     12.70         $      13.15
                                                           ============       ============       ===========         ============
Total Return (excludes sales charge)                             (10.34%)           (16.83%)            2.16%               19.61%
Ratios/Supplemental Data:
Net Assets at end of year (000)                            $     46,558       $     48,043       $    60,169         $     63,441
Ratio of expenses to average net assets/\                          1.21%              1.22%             1.15%                1.09%
Ratio of net investment income to average net assets/\             1.09%              1.09%             1.17%                1.57%
Ratio of expenses to average net assets*/\                         1.68%              1.69%             1.63%                1.57%
Portfolio turnover rate (a)                                       43.00%             36.00%            45.05%               62.67%


                                                                Year ended
                                                             October 31, 1998
                                                             ----------------
Net Asset Value, Beginning of Period                            $     10.97
                                                                -----------
Investment Activities
  Net investment income                                                0.18
  Net realized/unrealized gains/ losses from investments               0.21
                                                                -----------
  Total from investment activities                                     0.39
                                                                -----------
Distributions
  Net investment income                                               (0.13)
  Net realized gains from investment transactions                     (0.09)
                                                                -----------
  Total Distributions                                                 (0.22)
                                                                -----------
  Change in net asset value                                            0.17
                                                                -----------
Net Asset Value, End of Period                                  $     11.14
                                                                ===========
Total Return (excludes sales charge)                                   3.61%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                 $    55,505
Ratio of expenses to average net assets/\                              1.29%
Ratio of net investment income to average net assets/\                 1.55%
Ratio of expenses to average net assets*/\                             1.59%
Portfolio turnover rate (a)                                           23.54%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
/\  These ratios include expenses charged from the International Equity
    Portfolio.
(a) Portfolio turnover rate represents that of the International Equity
    Portfolio.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

                                                 Year ended        Year ended       Year ended       Year ended       Year ended
                                             October 31, 2002  October 31, 2001  October 31, 2000  October 31, 1999 October 31, 1998
                                             ----------------- ----------------- ----------------- ---------------- ----------------
Net Asset Value, Beginning of Period            $    10.86       $    10.35       $     10.12       $    10.90       $     10.73
Investment Activities
  Net investment income                               0.44             0.46              0.47             0.47              0.53
  Net realized/unrealized gains/ losses
   from investments                                   0.07             0.51              0.23            (0.73)             0.20
                                                ------------    -------------    --------------    -------------    --------------
  Total from Investment Activities                    0.51             0.97              0.70            (0.26)           0.73
                                                ------------    -------------    --------------    -------------    --------------
Distributions
  Net investment income                              (0.43)           (0.46)            (0.47)           (0.47)            (0.53)
  Net realized gains from investment
   transactions                                          -                -                 -            (0.05)            (0.03)
                                                ------------    -------------    --------------    -------------    --------------
  Total Distributions                                (0.43)           (0.46)            (0.47)           (0.52)            (0.56)
                                                ------------    -------------    --------------    -------------    --------------
Change in net asset value                             0.08             0.51              0.23            (0.78)             0.17
                                                ------------    -------------    --------------    -------------    --------------
Net Asset Value, End of Period                   $   10.94       $    10.86       $     10.35       $    10.12       $     10.90
                                                ============    =============    ==============    =============    ==============
Total Return (excludes sales charge)                  4.84%            9.58%             7.10%           (2.51%)            7.01%
Ratios/Supplemental Data:
Net Assets at end of year (000)                  $ 150,525       $  142,848       $   140,633       $  145,607       $   132,917
Ratio of expenses to average net assets               0.60%            0.60%             0.60%            0.54%             0.21%
Ratio of net investment income to average
 net assets                                           4.05%            4.34%             4.62%            4.44%             4.90%
Ratio of expenses to average net assets*              1.00%            1.15%             1.12%            1.14%             1.00%
Portfolio Turnover Rate                              13.63%            9.62%             5.88%           21.26%            13.51%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                                                            Period ended
                                                           October 31, 2002 (a)
                                                          -----------------

Net Asset Value, Beginning of Period                       $          10.83
Investment Activities
  Net investment income                                                0.09
  Net realized/unrealized gains from investments                       0.10
                                                          -----------------
  Total from Investment Activities                                     0.19
                                                          -----------------
Distributions
  Net investment income                                               (0.09)
                                                          -----------------
  Total Distributions                                                 (0.09)
                                                          -----------------
Change in net asset value                                              0.10
                                                          -----------------
Net Asset Value, End of Period                             $          10.93
                                                          =================
Total Return (excludes sales charge)                                   4.16%(b)
Ratios/Supplemental Data:
Net Assets at end of year (000)                            $            553
Ratio of expenses to average net assets                                0.95%(c)
Ratio of net investment income to average net assets                   3.45%(c)
Ratio of expenses to average net assets*                               0.97%(c)
Portfolio Turnover Rate                                               13.63%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Commencement of operations for Class A was 8/6/02.
(b) not-annualized
(c) annualized


                       See Notes to Financial Statements

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of the American Independence Funds Trust:


We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust - Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Columbus, Ohio
December 16, 2002

Management of Trustees (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                 Position, Term of
                                 Office and Length
Name, Date of Birth (Age)         of Time Served
and Address                           with                  Principal Occupation(s) During Past 5 Years and Other
                                    the Trust                         Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED                           Term
TRUSTEES                             ----
                                 Lifetime of Trust
                                   until removal,
                                   resignation or
                                     retirement

Phillip J. Owings (Age: 57)      Trustee since        President and Division Manager Sungard Wealth Management Services, LLC;
8200 Thorn Drive, Suite 125      8/29/00              formerly, Director and Executive Vice President of INTRUST Financial
Wichita, Kansas 67226                                 Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Rodney D. Pitts (Age: 41)        Trustee since        Senior Vice President of INTRUST Bank N.A.; formerly Vice President of
105 North Main Street            9/24/01              Nationsbank, N.A.
Wichita, Kansas 67202

-------------------------------------------------------------------------------------------------------------------------------
Troy Jordan (Age: 39)            Trustee since        Senior Vice President of INTRUST Bank N.A.
105 North Main Street            9/24/01
Wichita, Kansas 67202

-------------------------------------------------------------------------------------------------------------------------------
Ronald L. Baldwin (Age: 48)      Trustee since        Director and Vice Chairman of INTRUST Financial Services, Inc.;
105 North Main Street            8/29/00              Executive Vice President of INTRUST Bank N.A.
Wichita, Kansas 67202
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED                        Term
                                      ----
TRUSTEES                         Lifetime of Trust
                                  until removal,
                                   resignation or
                                    retirement
-------------------------------------------------------------------------------------------------------------------------------
Terry L. Carter (1/3/49)         Trustee since        Senior Vice President of QuikTrip Corporation
1235 East 26/th/ Street          11/25/96
Tulsa Oklahoma 74114
-------------------------------------------------------------------------------------------------------------------------------
Thomas F. Kice (Age: 52)         Trustee since        President of Kice Industries, Inc.
1150 Woodridge Dr.               11/25/96
Wichita Kansas 67206
-------------------------------------------------------------------------------------------------------------------------------
George Mileusnic (Age: 47)       Trustee since        Chief Financial Officer of Caribou Coffee (2001-present). Chief
9422 Cross Creek                 11/25/96             Financial Officer of Dean & Deluca (2000-2001). Executive Vice
Wichita, Kansas 67206                                 President of The Coleman Company (9/89-9/98).

-------------------------------------------------------------------------------------------------------------------------------
John J. Pileggi (Age: 42)        Trustee since        Chairman of the Board of Trustees. President and Chief Executive
Two Hopkins Plaza                11/25/96             Officer, Mercantile Capital Advisors Inc. Formerly, President and Chief
PO Box 2257, 10/th/ Floor                             Executive Officer, PLUSFunds.com (2000-2002).  Formerly, President and
Baltimore, Maryland 21203                             CEO of ING Mutual Fund Management Co. LLC (1998-2000). Formerly,
                                                      Director of Furman Selz LLC (1994- 1998).

-------------------------------------------------------------------------------------------------------------------------------
Peter Ochs (Age: 49)             Trustee since        Manager of Ochs & Associates, Inc.
319 South Oak Street             9/24/01
Wichita, Kansas 67213
-------------------------------------------------------------------------------------------------------------------------------

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AMR Investment Services International Equity Portfolio (the "Portfolio"), as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.

Dallas, Texas
December 19, 2002

International Equity Fund

     The Institutional Class of the International Equity Fund returned -10.5% for the twelve months ended October 31, 2002. The Fund outperformed the MSCI EAFE Index return of -13.2% and slightly lagged the Lipper International Index return of -10.3%.

     Of the twenty-one developed countries in the MSCI EAFE Index, all but four experienced negative returns during the fiscal year. Despite the poor macro environment, the Fund had strong stock selection in several countries relative to the EAFE Index.

     In Japan, the Fund held a significant overweighting in Nissan (up 76.4%), but avoided Mizuho (down 49.2%), Sumitomo (down 32.6%) and Tokyo Electric (down 25.6%). In the UK, the Fund's underweightings in Glaxo Smithkline (down 27.1%) and British Petroleum (down 18.2%) contributed nearly 1% in relative performance as compared to the Index. The Fund also added value through country allocation as it overweighted the two best markets for the period with New Zealand (up 36.7%) and Singapore (up 15.3%).

     Although eight out of ten sectors produced negative returns within the Index, the Fund added value through both stock selection and weighting. Stock selection added most of the value, particularly in the Financial, Telecommunication Services and Consumer Discretionary sectors. In these sectors, the Fund's investment advisors made solid stock selections and underweighted or simply avoided some large cap, high P/E names. Names, that added value in the Financial sector include United Overseas Bank (up 39.2%) and Allied Irish Banks (up 49.7%). In Telecommunications, underweighting Vodafone Group (down 29.7%) and avoiding France Telecom (down 67.6%) and Deutsche Telecom (down 24.0%) contributed 1.2% in relative value as compared to the Index.

     From a sector allocation perspective, the Fund added value by underweighting Information Technology, which was the worst performing sector for the period (down nearly 30%), and overweighting Basic Materials, which was the second best performing sector (up 0.4%).

     As volatility in the markets continues, the Fund's investment advisors intend to continue to seek high quality industry leaders at attractive valuations.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Top 10 Holdings
As of October 31, 2002

Philips Electronics NV                1.9%
ENI                                   1.8%
Aventis SA                            1.6%
Telefonica de Espana                  1.6%
Unilever PLC                          1.6%
Cadbury Schweppes                     1.6%
Canon, Incorporated                   1.5%
Diageo                                1.5%
Novartis AG                           1.3%
Sig Schweitz Industries AG            1.3%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Country Allocation
As of October 31, 2002
-------------------------------------------------------------------------------

                                                  MSCI
                            Fund               EAFE Index
                       --------------------------------------
        France              8.0%                  9.2%
        Netherlands         7.5%                  5.4%
        Germany             6.2%                  6.1%
        Spain               4.6%                  3.2%
        Italy               4.0%                  3.7%
        Ireland             2.4%                  0.8%
        Finland             1.8%                  2.1%
        Portugal            1.2%                  0.3%
        Belgium             0.5%                  1.0%
        Austria             0.3%                  0.1%
        Greece              0.0%                  0.4%
                       --------------------------------------
Euro                       36.5%                 32.3%

UK                         26.7%                 27.9%

        Switzerland         7.5%                  8.1%
        Norway              2.0%                  0.5%
        Sweden              1.7%                  1.9%
        Denmark             0.6%                  0.7%
                       --------------------------------------
Other Non-Euro             11.8%                 11.2%

        Japan              11.9%                 21.1%
        Hong Kong           3.7%                  1.7%
        Australia           2.6%                  4.7%
        Singapore           2.2%                  0.9%
        New Zealand         0.8%                  0.2%
        South Korea         1.1%                  0.0%
                       --------------------------------------
Other Asia                 22.3%                 28.6%

        Mexico              0.4%                  0.0%
        Canada              2.3%                  0.0%
                       --------------------------------------
Other                       2.7%                  0.0%

Total                     100.0%                100.0%
                       ======================================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Assets and Liabilities
October 31, 2002

ASSETS:

   Investments in securities at value:
      Unaffiliated issuers ............................................ $   899,837,000
      Affiliated issuers ..............................................     131,928,000
   Cash ...............................................................      17,191,000
   Unrealized appreciation on foreign currency contracts ..............         700,000
   Dividends and interest receivable ..................................       1,842,000
   Reclaims receivable ................................................          12,000
   Receivable for variation margin on open futures contracts ..........          36,000
   Receivable for investments sold ....................................       5,617,000
                                                                        ---------------
      Total assets ....................................................   1,057,163,000
                                                                        ---------------
LIABILITIES:

   Payable for investments purchased ..................................       8,367,000
   Payable upon return of securities loaned ...........................      98,522,000
   Management and investment advisory fees payable ....................         983,000
   Other liabilities ..................................................         686,000
                                                                        ---------------
      Total liabilities ...............................................     108,558,000
                                                                        ---------------
 Net assets applicable to investors' beneficial interests ............. $   948,605,000
                                                                        ===============
 Cost of investments .................................................. $ 1,181,492,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Operations
Year Ended October 31, 2002

INVESTMENT INCOME:
   Interest income .....................................................  $   1,605,000
   Dividend income (net of foreign taxes of $4,686,000) ................     21,803,000
   Income derived from commission recapture ............................        363,000
   Income derived from securities lending, net .........................      1,293,000
                                                                          -------------
      Total investment income ..........................................     25,064,000
                                                                          -------------
 EXPENSES:

   Management and investment advisory fees .............................      3,831,000
   Custodian fees ......................................................      1,109,000
   Professional fees ...................................................         51,000
   Other expenses ......................................................         34,000
                                                                          -------------
      Total expenses ...................................................      5,025,000
                                                                          -------------
 Net investment income .................................................     20,039,000
                                                                          -------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on:
      Investments ......................................................    (39,531,000)
      Foreign currency transactions ....................................    (18,461,000)
      Futures contracts ................................................    (24,842,000)
   Change in net unrealized appreciation or depreciation of:
      Investments ......................................................   (135,552,000)
      Foreign currencycontracts and translations .......................        978,000
      Futures contracts ................................................     99,118,000
                                                                          -------------
      Net loss on investments ..........................................   (118,290,000)
                                                                          -------------

Net decrease in net assets resulting from operations ...................  $ (98,251,000)
                                                                          =============

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Changes in Net Assets


                                                                          Year Ended           Year Ended
                                                                          October 31,          October 31,
                                                                             2002                 2001
                                                                      -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..........................................   $     20,039,000     $     20,390,000
   Net realized loss on investments, futures contracts and
      foreign currency transactions ...............................        (82,834,000)         (45,529,000)
   Change in net unrealized appreciation or depreciation of
   investments, futures contracts and foreign currency
   translations ...................................................        (35,456,000)        (164,975,000)
                                                                      ----------------     ----------------
        Net decrease in net assets resulting from
          operations ..............................................        (98,251,000)        (190,114,000)
                                                                      ----------------     ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions ..................................................      1,880,250,000        1,048,740,000
   Withdrawals ....................................................     (1,824,540,000)      (1,036,201,000)
                                                                      ----------------     ----------------
        Net increase in net assets resulting from transactions
          in investors' beneficial interests ......................         55,710,000           12,539,000
                                                                      ----------------     ----------------
Net decrease in net assets ........................................        (42,541,000)        (177,575,000)
                                                                      ----------------     ----------------
NET ASSETS:
   Beginning of period ............................................        991,146,000        1,168,721,000
                                                                      ----------------     ----------------
   End of period ..................................................   $    948,605,000     $    991,146,000
                                                                      ================     ================

------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS:
------------------------------------------------------------------------------------------------------------
 RATIOS:
   Total return ...................................................             -10.36%                 N/A
   Expenses to average net assets .................................               0.47%                0.49%
   Net investment income to average net assets ....................               1.86%                1.82%
  Portfolio turnover rate .........................................                 43%                  36%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2002

1.   Organization and Significant Accounting Policies

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

   Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

   Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $882,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2002

during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

   Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

    Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

   Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

   Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions with Affiliates

   Management Agreement

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2002

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management services and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows:

                                              Amounts paid to    Net Amounts Retained by
  Management Fee Rate     Management Fee    Investment Advisors         Manager
  -------------------     --------------    -------------------         -------
      .25% - .60%           $3,831,000           $2,751,000           $1,080,000

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, the Portfolio paid securities lending fees of $192,000 to the Manager.

Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $1,293,284 during the year ended October 31, 2002 for the Portfolio.

   Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2002, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2002 were $449,040,000 and $430,274,000, respectively.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2002

4.       Commitments

         In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2002, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Receive                                     Settlement                       Unrealized
--------------------
(amounts in thousands)                                      Date             Value            Gain
                                                         -----------      -----------     -----------
                4,000    Australian Dollar ............  12/18/2002       $     2,210     $         1
                4,000    Canadian Dollar ..............  12/18/2002             2,560              10
               13,521    Euro Currency ................  12/18/2002            12,820             199
           19,000,000    Japanese Yen .................  12/18/2002            15,511             235
                8,000    Pound Sterling ...............  12/18/2002            12,469             168
                5,000    Swiss Franc ..................  12/18/2002             3,383              67
               13,000    Swedish Krona ................  12/18/2002             1,410              20
                                                                          -----------     -----------
Total contracts to receive
(Payable amount $49,663)                                                  $    50,363     $       700
                                                                          ===========     ===========

         The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.       Securities Lending

         The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

         At October 31, 2002, securities with a market value of approximately $95,028,156 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select Fund (the "Funds") totaled $98,522,285. The custodian held non-cash. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.       Commission Recapture

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2002

         The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.       Futures Contracts

         A summary of obligations under these financial instruments at October 31, 2002 is as follows:

                                                                                              Unrealized
                                                                            Market           Appreciation/
Type of Future                         Expiration        Contracts          Value           (Depreciation)
--------------                        --------------------------------------------------------------------
France CAC 40 Index ................  December 2002        175          $ 5 ,461,628        $  345,344
Germany DAX Index ..................  December 2002         46             3,630,638           279,773
UK FTSE 100 Index ..................  December 2002        267            16,823,729           325,040
Hang Seng Index ....................  November 2002         17             1,024,547           (40,871)
Italy MIB 30 Index .................  December 2002         19             2,244,149           134,235
Japan Nikkei 300 Index .............  December 2002        155             2,119,212          (158,150)
Tokyo FE TOPIX Index ...............  December 2002        153            10,734,092          (157,293)
Spain IBEX 35 Index ................  November 2002         31             1,882,174           108,547
Sweden OMX Index ...................  November 2002        201             1,121,005            16,099
Canada S&PCDA 60 Index .............  December 2002         72             3,234,136            89,137
Australia SPI Index ................  December 2002         63             2,666,081            57,706
                                                                        ----------------------------------
                                                                        $ 37,989,836        $  999,567
                                                                        ==================================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

                                                    Shares            Value
                                                  -----------------------------
                                                     (dollars in thousands)

STOCKS - 94.86%
AUSTRALIA COMMON STOCK - 2.86%
Australia & New Zealand Banking Group                 598,520      $  6,255,000
Hays Personnel Services                             2,616,866         3,674,000
Iluka Resources                                       387,194         1,032,000
Mayne Nickless Limited                              1,341,200         2,680,000
News Corporation Preferred Rights * /\                345,000         1,704,000
QBE Insurance Group Limited, 144A (Note A)  /\      1,926,722         8,234,000
WMC Limited /\                                        842,900         3,551,000
                                                                   ------------
     TOTAL AUSTRALIA COMMON STOCK                                    27,130,000
                                                                   ------------

AUSTRIA - 0.36%
PREFERRED STOCK - 0.12%
Bayer Hypo Vereins AG                                  88,000         1,144,000
                                                                   ------------
       TOTAL AUSTRIA PREFERRED STOCK                                  1,144,000
                                                                   ------------

COMMON STOCK - 0.24%
VA Technologie AG, 144A (Note A)                       22,671           385,000
Wienerberger Baust /\                                 126,744         1,921,000
                                                                   ------------
       TOTAL AUSTRIA COMMON STOCK                                     2,306,000
                                                                   ------------
   TOTAL AUSTRIA                                                      3,450,000
                                                                   ------------

BELGIUM COMMON STOCK - 0.47%
Fortis NL *                                           245,500         4,493,000
                                                                   ------------
   TOTAL BELGIUM COMMON STOCK                                         4,493,000
                                                                   ------------

CANADA COMMON STOCK - 2.22%
Alcan Aluminum Limited                                134,200         3,759,000
BCE, Incorporated                                     249,200         4,298,000
Celestica, Incorporated *                             105,000         1,444,000
Husky Energy, Incorporated *                          309,200         3,146,000
Manulife Financial Corporation                        219,514         4,709,000
Transcanada Pipelines Limited /\                      257,900         3,727,000
                                                                   ------------
   TOTAL CANADA COMMON STOCK                                         21,083,000
                                                                   ------------

DENMARK COMMON STOCK - 0.60%
Novo Nordisk AS                                       206,800         5,704,000
                                                                   ------------
   TOTAL DENMARK COMMON STOCK                                         5,704,000
                                                                   ------------

FINLAND COMMON STOCK - 1.46%
Enso-Gutzeit OY, "R"                                  227,600         2,367,000
Konecranes International                              124,600         2,455,000
Metsa-Serla OY, "B"                                   214,800         1,585,000
Nordic Baltic Holdings                                475,000         1,924,000
UPM-Kymmene OY                                        169,800         5,507,000
                                                                   ------------
   TOTAL FINLAND COMMON STOCK                                        13,838,000
                                                                   ------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

FRANCE COMMON STOCK - 7.62%
Alcatel Alsthom CG  /\                              184,800             922,000
Alstom, 144A (Note A) * /\                          500,520           2,612,000
Aventis SA /\                                       258,688          15,486,000
AXA /\                                              791,604          11,814,000
BIC SA *                                             77,149           2,414,000
BNP Paribas /\                                      291,761          11,633,000
Lagardere S.C.A. /\                                 119,000           5,241,000
Michelin (CGDE) /\                                   94,000           2,733,000
Pechiney SA /\                                       55,600           1,716,000
Schneider Electric SA * /\                           28,900           1,340,000
Suez /\                                             121,500           2,136,000
Total Fina /\                                        72,844          10,034,000
Vinci SA /\                                          75,859           4,237,000
                                                                   ------------
   TOTAL FRANCE COMMON STOCK                                         72,318,000
                                                                   ------------

GERMANY - 6.16%
PREFERRED STOCK - 0.45%
Fresenius Medical Care AG                           169,846           4,240,000
                                                                   ------------
       TOTAL GERMANY PREFERRED STOCK                                  4,240,000
                                                                   ------------

COMMON STOCK - 5.71%
BASF AG *                                            71,900           2,666,000
Bayer AG                                            111,600           2,118,000
Bayer Hypo Vereins, 144A (Note A)                   300,490           3,985,000
Bayerische Motoren Werke Aktiengesellschaft         130,100           4,645,000
Boss (Hugo) AG  *                                   227,350           2,294,000
DePfa Bank PLC *                                     89,810           4,151,000
Duetsche Post AG                                    592,000           6,056,000
E.ON AG                                              94,500           4,239,000
Fresenius Medical Care AG /\                        105,039           3,313,000
Gehe AG /\                                          148,865           5,698,000
Krones AG *                                         101,952           5,431,000
Merck KGAA                                           94,000           2,057,000
Muenchener Rueckversicherung AG, DEM 10 *            16,176           2,067,000
Siemens AG NPV (REGD)                                41,500           1,964,000
Volkswagen AG                                        92,300           3,480,000
                                                                   ------------
       TOTAL GERMANY COMMON STOCK                                    54,164,000
                                                                   ------------
   TOTAL GERMANY                                                     58,404,000
                                                                   ------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

HONG KONG COMMON STOCK - 3.56%
ASM Pacific Technology Limited /\                                   1,941,000        3,758,000
Cheung Kong Holdings Limited                                          531,000        3,523,000
CLP Holdings Limited *                                                352,500        1,428,000
Henderson Land Development Company                                  1,588,000        4,836,000
Huaneng Power International  /\                                     7,694,000        5,525,000
Hutchinson Whampoa Limited                                            177,000        1,089,000
Peregrine Investment                                                  605,000                -
Petrochina Company ADR                                             23,836,000        4,462,000
Shandong International Power                                       25,090,000        5,405,000
South China Morning Post * /\                                       4,189,000        1,934,000
Swire Pacific                                                         429,500        1,806,000
                                                                                  ------------
   TOTAL HONG KONG COMMON STOCK                                                     33,766,000
                                                                                  ------------

IRELAND COMMON STOCK - 1.87%
Allied Irish Banks                                                    449,894        6,326,000
Bank of Ireland                                                       327,100        3,628,000
CRH                                                                   235,125        2,969,000
Greencore Group                                                     1,880,841        4,843,000
                                                                                  ------------
   TOTAL IRELAND COMMON STOCK                                                       17,766,000
                                                                                  ------------

ITALY COMMON STOCK - 3.83%
Alleanza Assicuraz  /\                                                311,500        2,240,000
BCA Naz Del Lavoro * /\                                             1,106,000        1,142,000
ENI /\                                                              1,222,647       16,975,000
Ras /\                                                                226,100        2,817,000
Sao Paolo Imi SPA /\                                                  715,380        4,463,000
STET Telecom Italia /\                                              1,093,250        8,683,000
                                                                                  ------------
       TOTAL ITALY COMMON STOCK                                                     36,320,000
                                                                                  ------------

JAPAN COMMON STOCK - 11.30%
Aiful Corporation                                                      20,100          845,000
Acom Company Limited                                                   39,000        1,207,000
Canon, Incorporated                                                   382,000       14,094,000
East Japan Railway                                                      1,218        5,548,000
Hitachi Limited                                                       322,000        1,259,000
KAO Corporation                                                       153,000        3,497,000
Komatsu                                                               764,000        2,438,000
Konica Corporation                                                  1,169,340        7,942,000
Namco                                                                 320,100        5,103,000
NEC Corporation *                                                     372,000        1,366,000
Nikko Securities Company Limited                                      893,000        3,579,000
Nintendo Company Limited                                               95,100        9,160,000
Nippon Telephone & Telegraph Company                                    1,607        5,890,000
Nissan Motor Company                                                1,258,000        9,663,000
Nomura Holdings, Incorporated                                         167,000        1,922,000
NTT Mobile Communication                                                1,290        2,380,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

Promise Company Limited                                                    136,550     4,425,000
Sanyo Shinpan Finance Company                                              145,800     2,636,000
Sony Corporation                                                           237,800    10,230,000
Takefuji Corporation                                                       139,930     5,871,000
Toyota Motor Corporation                                                   183,300     4,459,000
Yasuda Fire and Marine Insurance Company                                   709,000     3,704,000
                                                                                   --------------
   TOTAL JAPAN COMMON STOCK                                                          107,218,000
                                                                                   --------------

MEXICO COMMON STOCK - 0.36%
Telmex ADR                                                                 111,700     3,407,000
                                                                                   --------------
   TOTAL MEXICO COMMON STOCK                                                           3,407,000
                                                                                   --------------

NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holdings NV                                                       733,101    10,767,000
Akzo Nobel NV /\                                                           119,326     3,569,000
ASML Holding NV *                                                          482,050     4,225,000
CNH Global NV                                                              386,600     1,179,000
Hagemeyer                                                                  330,044     2,501,000
Ing Groep NV                                                               556,794     9,313,000
Kon KPN NV *                                                             1,208,300     7,658,000
Philips Electronics NV                                                     986,868    17,689,000
Royal Dutch Petrol *                                                       166,400     7,198,000
Vedior NV                                                                  500,337     3,047,000
                                                                                   --------------
   TOTAL NETHERLANDS COMMON STOCK                                                     67,146,000
                                                                                   --------------

NEW ZEALAND COMMON STOCK - 0.80%
Carter Holt Harvey Limited                                               1,938,889     1,555,000
Telecom Corporation of New Zealand /\                                    2,454,973     6,040,000
                                                                                   --------------
   TOTAL NEW ZEALAND COMMON STOCK                                                      7,595,000
                                                                                   --------------

NORWAY COMMON STOCK - 1.88%
DNB Holdings, AS                                                           869,800     4,012,000
Norsk Hydro AS                                                              96,600     3,722,000
Telenor AS                                                               2,831,841    10,091,000
                                                                                   --------------
   TOTAL NORWAY COMMON STOCK                                                          17,825,000
                                                                                   --------------

PORTUGAL COMMON STOCK - 1.13%
Electric De Portugal                                                     2,736,585     4,174,000
Portugal Telecom                                                         1,077,507     6,509,000
                                                                                   --------------
   TOTAL PORTUGAL COMMON STOCK                                                        10,683,000
                                                                                   --------------

SINGAPORE COMMON STOCK - 2.04%
Development Bank of Singapore Group Holdings                               579,795     4,072,000
Creative Technology /\                                                     535,550     4,034,000
Overseas Chinese Bank                                                      365,650     2,153,000
Singapore Telecom  /\                                                    1,126,241       919,000
United OverSeas Bank                                                     1,077,849     8,180,000
                                                                                   --------------
   TOTAL SINGAPORE COMMON STOCK                                                       19,358,000
                                                                                   --------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

SOUTH KOREA COMMON STOCK - 1.03%
Kookmin Bank GDR                                                           140,510     4,546,000
Korea Electric Power Corporation                                            86,860     1,315,000
LG Electronics, Incorporated *                                             129,260     3,925,000
                                                                                   --------------
   TOTAL SOUTH KOREA COMMON STOCK                                                      9,786,000
                                                                                   --------------

SPAIN COMMON STOCK - 4.38%
Altadis SA                                                                 160,100     3,385,000
Banco Popular Espanol                                                       90,200     3,863,000
Banco Santander Central Hispano * /\                                       629,362     3,858,000
Endesa SA *                                                                273,145     2,821,000
Iberdrola SA *                                                             215,157     2,557,000
Repsol SA (RG) *                                                           898,229    10,158,000
Telefonica de Espana *                                                   1,568,893    14,885,000
                                                                                   --------------
   TOTAL SPAIN COMMON STOCK                                                           41,527,000
                                                                                   --------------

SWEDEN COMMON STOCK - 1.88%
Atlas Copco AB                                                             125,600     2,632,000
Autoliv, Incorporated * /\                                                 134,200     2,585,000
Electrolux AB, "B"                                                         193,300     2,933,000
Foreningssparbk                                                            223,400     2,463,000
Sandvik AB                                                                  51,400     1,223,000
Stora Enso OY, Series A *                                                   66,662       691,000
Stora Enso OY, Series R * /\                                               163,902     1,708,000
Volvo AB /\                                                                235,800     3,552,000
                                                                                   --------------
   TOTAL SWEDEN COMMON STOCK                                                          17,787,000
                                                                                   --------------

SWITZERLAND COMMON STOCK - 7.08%
ABB Limited * /\                                                           114,884       153,000
Clariant                                                                   269,390     4,243,000
Compagnie Financiere Richemont AG *                                        121,800     2,104,000
Credit Suisse First Boston Group                                           224,015     4,279,000
Geberit International AG                                                    16,844     4,661,000
Nestle SA                                                                   14,300     3,066,000
Novartis AG                                                                322,787    12,311,000
Sig Schweitz Industries AG                                                 115,653    12,144,000
Sulzer Medica *                                                             30,509     4,940,000
Swiss Reinsurance                                                           59,100     4,104,000
UBS AG                                                                     167,100     7,963,000
Zurich Financial Services Group /\                                          76,125     7,168,000
                                                                                   --------------
   TOTAL SWITZERLAND COMMON STOCK                                                     67,136,000
                                                                                   --------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

UNITED KINGDOM COMMON STOCK - 24.89%
Alliance and Lei PLC                                                       710,700     9,451,000
Amersham PLC /\                                                            738,520     6,660,000
Arriva PLC                                                                 856,464     4,154,000
BAE Systems, PLC                                                         2,476,247     7,215,000
Barclays                                                                   346,600     2,397,000
BHP Billiton Petroleum Limited                                             781,769     3,816,000
Boots Company PLC                                                          438,000     4,077,000
BP Amoco                                                                   962,930     6,177,000
British American Tobacco Industries PLC                                    348,684     3,568,000
BT Group PLC *                                                           2,435,438     6,916,000
Cable and Wireless                                                       1,452,300     3,363,000
Cadbury Schweppes                                                        2,271,442    14,783,000
Celltech Group *                                                           171,700       940,000
Chubb PLC                                                                2,255,942     3,106,000
Commercial Union PLC                                                       785,393     6,021,000
Diageo                                                                   1,220,975    13,763,000
Dimension Data Holdings PLC *                                            9,413,347     3,243,000
FirstGroup PLC                                                             895,952     3,042,000
GlaxoSmithKline /\                                                         454,100     8,667,000
Hanson PLC *                                                             1,563,179     7,092,000
HSBC Holdings PLC                                                          710,865     7,919,000
Imperial Chemical Industries PLC                                           723,981     2,843,000
Imperial Tobacco Group PLC                                                 277,340     4,339,000
J. Sainsbury PLC                                                           429,500     1,898,000
Kidde PLC                                                                1,680,500     1,762,000
Kingfisher PLC                                                           3,348,724    11,709,000
Lloyds TSB Group PLC                                                       523,244     4,502,000
Marks & Spencer Group PLC                                                  434,561     2,544,000
National Power PLC *                                                       494,000       769,000
Northern Foods PLC                                                       1,073,700     2,667,000
Reed International PLC *                                                   393,350     3,474,000
Reuters Group PLC                                                        1,041,166     3,070,000
Rolls Royce Vickers Limited                                                966,500     1,576,000
Royal Bank of Scotland PLC                                                 328,746     7,735,000
Shell Transportation & Trading Company PLC                                 754,900     4,851,000
Shire Pharmaceuticals Group PLC *                                          207,700     1,673,000
Smiths Group PLC                                                           152,690     1,752,000
South African Breweries PLC                                              1,336,180     9,031,000
Spirent PLC                                                              2,849,739       559,000
Stagecoach Holdings                                                      1,470,800       340,000
Standard Chartered PLC                                                     326,700     3,803,000
Tesco PLC                                                                2,002,500     6,211,000
TI Automotive  *                                                           681,500             -
Unilever PLC                                                             1,501,700    14,837,000
United Business Media PLC                                                1,943,854     7,785,000
Vodafone Group                                                           2,907,756     4,674,000
Wolseley PLC                                                               477,125     3,994,000
WPP Group PLC                                                              196,000     1,329,000
                                                                                   --------------
   TOTAL UNITED KINGDOM COMMON STOCK                                                 236,097,000
                                                                                   --------------
   TOTAL STOCKS                                                                      899,837,000
                                                                                   --------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2002

SHORT TERM INVESTMENTS - 13.91%
American AAdvantage Money Market Select Fund        99,888,445     99,888,000
AMR Investments Enhanced Yield Business Trust       32,040,302     32,040,000
                                                                -------------
     TOTAL SHORT TERM INVESTMENTS                                 131,928,000
                                                                -------------

TOTAL INVESTMENTS - 108.77%  (Cost $1,181,492)                  1,031,765,000
                                                                -------------

LIABILITIES, NET OF OTHER ASSETS - (8.77%)                        (83,160,000)
                                                                -------------

TOTAL NET ASSETS - 100%                                         $ 948,605,000
                                                                =============

Based on the cost of investments of $1,196,037,000 for federal income tax purposes at October 31, 2002, the aggregate gross unrealized appreciation was $66,283,000, the aggregate gross unrealized depreciation was $230,555,000 and the net unrealized depreciation of investments was $164,272,000.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,216 or 1.60% of net assets.

ABBREVIATIONS:
ADR - American Depository Receipt
GDR - Global Depository Receipt

*  - non-income producing
/\ - securities on loan

AMR Investment Services International Equity Portfolio
International Equity Industry Diversification

October 31, 2002

                                                            Percent of
                                                            Net Assets
                                                            ----------
Consumer Discretionary...............................           13.47%
Consumer Staples.....................................            9.48%
Energy...............................................            7.03%
Financials                                                      24.48%
Health Care..........................................            7.84%
Industrials..........................................           10.81%
Information Technology...............................            3.68%
Materials............................................            5.31%
Short-Term Investments...............................           13.91%
Telecommunication Services...........................            9.04%
Utilities............................................            3.72%
Other Liabilities....................................           (8.77%)
                                                             --------
      Net Assets.....................................          100.00%
                                                             ========